UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Annual Report to Shareholders

DWS Lifecycle Long Range Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

20 Portfolio Summary

22 Investment Portfolio

61 Financial Statements

65 Financial Highlights

67 Notes to Financial Statements

77 Report of Independent Registered Public Accounting Firm

78 Tax Information

79 Summary of Management Fee Evaluation by Independent Fee Consultant

84 Summary of Administrative Fee Evaluation by Independent Fee Consultant

85 Board Members and Officers

89 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks of companies the fund holds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 0.89% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/09
DWS Lifecycle Long Range Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	-32.84%	-9.65%	-3.22%	-.42%
Russell 1000® Index+	-38.27%	-13.24%	-4.54%	-2.57%
MSCI EAFE Index+	-46.51%	-14.47%	-2.18%	-.84%
Barclays Capital US Aggregate Bond Index+	3.13%	5.78%	4.13%	5.70%
Blended Index through 3/31/09+	-24.99%	-6.41%	-1.64%	.45%
Blended Index effective 4/1/09+	-26.30%	-6.51%	-.53%	1.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 3/31/09	$ 6.51
3/31/08	$ 10.22
Distribution Information: Twelve Months as of 3/31/09: Income Dividends	$ .23
Capital Gain Distributions	$ .13
Return of Capital	$ .09
Growth of an Assumed $1,000,000 Investment

[] DWS Lifecycle Long Range Fund — Institutional Class

[] Russell 1000 Index+

[] MSCI EAFE Index+

[] Barclays Capital US Aggregate Bond Index+

[] Blended Index through 3/31/09+

[] Blended Index effective 4/1/09+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$671,600	$737,600	$849,100	$958,900
	Average annual total return	-32.84%	-9.65%	-3.22%	-.42%
Russell 1000 Index+	Growth of $1,000,000	$617,300	$653,100	$792,800	$770,800
	Average annual total return	-38.27%	-13.24%	-4.54%	-2.57%
MSCI EAFE Index+	Growth of $1,000,000	$534,900	$625,600	$895,500	$919,100
	Average annual total return	-46.51%	-14.47%	-2.18%	-.84%
Barclays Capital US Aggregate Bond Index+	Growth of $1,000,000	$1,031,300	$1,183,500	$1,224,100	$1,740,400
	Average annual total return	3.13%	5.78%	4.13%	5.70%
Blended Index through 3/31/09+	Growth of $1,000,000	$750,100	$819,700	$920,500	$1,045,500
	Average annual total return	-24.99%	-6.41%	-1.64%	.45%
Blended Index effective 4/1/09+	Growth of $1,000,000	$737,000	$817,100	$973,700	$1,193,000
	Average annual total return	-26.30%	-6.51%	-.53%	1.78%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Barclays Capital US Aggregate Bond Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value weighted measure of treasury issues, corporate bond issues and mortgage securities.
The Blended Index through 3/31/09 is calculated using the performance of six unmanaged indices representative of stocks (Russell 1000 Index effective January 1, 2007, S&P 500 Index until December 31, 2006, Russell 2000 Index, and MSCI EAFE Index), bonds (Citigroup Broad Investment Grade Bond Index until December 31, 2007, Barclays Capital US Aggregate Bond Index and Credit Suisse High Yield Index as of January 1, 2008) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. Effective April 1, 2009, the Fund changed its blended index because the Advisor believes that the new blended index better reflects the Fund's investment strategy.
The Blended Index, effective April 1, 2009 consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), MSCI EAFE Small Cap Index (3%), Russell 2000 Index (6%), Barclays Capital Global TIPS (5%), MSCI Emerging Markets Free Index (3%), Credit Suisse High Yield Index (3%) and Merrill Lynch 3-month US Treasury Bill Index (5%).
Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	485	of	522	93
3-Year	312	of	391	80
5-Year	232	of	289	80
10-Year	101	of	153	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 1.05% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, Class S shares of the Fund were issued in conjunction with the combination of the Fund and Scudder Lifecycle Long Range Fund, each a feeder fund that had invested all of its investable assets in the same master portfolio. Returns shown for Class S shares for the period prior to July 25, 2003 are derived from the historical performance of the Institutional Class shares of the DWS Lifecycle Long Range Fund during such period and have been adjusted to reflect the higher total annual operating expenses of the Class S shares. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/09
DWS Lifecycle Long Range Fund	1-Year	3-Year	5-Year	10-Year
Class S	-33.05%	-9.88%	-3.54%	-.80%
Russell 1000 Index+	-38.27%	-13.24%	-4.54%	-2.57%
MSCI EAFE Index+	-46.51%	-14.47%	-2.18%	-.84%
Barclays Capital US Aggregate Bond Index+	3.13%	5.78%	4.13%	5.70%
Blended Index through 3/31/09+	-24.99%	-6.41%	-1.64%	.45%
Blended Index effective 4/1/09+	-26.30%	-6.51%	-.53%	1.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 6.23
3/31/08	$ 9.79
Distribution Information: Twelve Months as of 3/31/09: Income Dividends	$ .20
Capital Gain Distributions	$ .13
Return of Capital	$ .09
Growth of an Assumed $10,000 Investment
[] DWS Lifecycle Long Range Fund — Class S [] Russell 1000 Index+ [] MSCI EAFE Index+ [] Barclays Capital US Aggregate Bond Index+ [] Blended Index through 3/31/09+ [] Blended Index effective 4/1/09+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,695	$7,320	$8,353	$9,231
	Average annual total return	-33.05%	-9.88%	-3.54%	-.80%
Russell 1000 Index+	Growth of $10,000	$6,173	$6,531	$7,928	$7,708
	Average annual total return	-38.27%	-13.24%	-4.54%	-2.57%
MSCI EAFE Index+	Growth of $10,000	$5,349	$6,256	$8,955	$9,191
	Average annual total return	-46.51%	-14.47%	-2.18%	-.84%
Barclays Capital US Aggregate Bond Index+	Growth of $10,000	$10,313	$11,835	$12,241	$17,404
	Average annual total return	3.13%	5.78%	4.13%	5.70%
Blended Index through 3/31/09+	Growth of $10,000	$7,501	$8,197	$9,205	$10,455
	Average annual total return	-24.99%	-6.41%	-1.64%	.45%
Blended Index effective 4/1/09+	Growth of $10,000	$7,370	$8,171	$9,737	$11,930
	Average annual total return	-26.30%	-6.51%	-.53%	1.78%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Barclays Capital US Aggregate Bond Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value weighted measure of treasury issues, corporate bond issues and mortgage securities.
The Blended Index through 3/31/09 is calculated using the performance of six unmanaged indices representative of stocks (Russell 1000 Index effective January 1, 2007, S&P 500 Index until December 31, 2006, Russell 2000 Index, and MSCI EAFE Index), bonds (Citigroup Broad Investment Grade Bond Index until December 31, 2007, Barclays Capital US Aggregate Bond Index and Credit Suisse High Yield Index as of January 1, 2008) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. Effective April 1, 2009, the Fund changed its blended index because the Advisor believes that it better reflects the Fund's investment strategy.
The Blended Index, effective April 1, 2009 consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), MSCI EAFE Small Cap Index (3%), Russell 2000 Index (6%), Barclays Capital Global TIPS (5%), MSCI Emerging Markets Free Index (3%), Credit Suisse High Yield Index (3%) and Merrill Lynch 3-month US Treasury Bill Index (5%).
Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	488	of	522	94
3-Year	319	of	391	82
5-Year	241	of	289	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 757.80	$ 758.20
Expenses Paid per $1,000*	$ 3.90	$ 2.59
Hypothetical 5% Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,020.49	$ 1,021.99
Expenses Paid per $1,000*	$ 4.48	$ 2.97
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class S	Institutional Class
DWS Lifecycle Long Range Fund	.89%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Lifecycle Long Range Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Lifecycle Long Range Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is a subadvisor for the fund. With respect to the core bond and active fixed income portions of the fund only, AAMI makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

Portfolio Management Team

The following portfolio managers are responsible for the day-to-day management of the fund's investments, except for the passive equity, core bond and active fixed-income portions of the fund.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• Senior portfolio manager for Quantitative Strategies Portfolio Management: New York.

• BA and MBA from University of Miami.

• Joined the fund in 2005.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as a portfolio manager for asset allocation after 13 years of experience in trading fixed income, foreign exchange and derivative products at JPMorgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2000.

• BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Global Asset Allocation portfolio manager: New York.

• Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

• Joined the fund in 2007.

• BS, MS, Moscow State University; MBA, University of Chicago.

James B. Francis, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Head of Active Quantitative Equity Portfolio Management: New York.

• Joined Deutsche Asset Management in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

• Joined the fund in 2008.

• BS in Applied Mathematics from University of Massachusetts, Amherst.

The following AAMI portfolio manager is responsible for the day-to-day management of the fixed-income (not including high-yield) portion of the fund.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

• Joined Aberdeen Asset Management Inc. and the fund in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.

• BS from Wharton School of Business; MBA from University of Chicago.

In the following interview, the portfolio management team discusses DWS Lifecycle Long Range Fund's performance, strategy and the market environment during the fund's fiscal year ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last year?

A: In the semiannual report for this fund, published six months ago, we described the preceding period as a time of economic uncertainty and turmoil in capital markets. In the ensuing months, there was pronounced deterioration in the economy and financial markets, not only in the US but throughout the world. In December 2008, the National Bureau of Economic Research (NBER) officially declared that the US economy had fallen into a recession that began in December 2007. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices, and the resulting loss of wealth contributed further to an economic slowdown. There was a pronounced decline in the equity market and in essentially all asset classes that carry risk in the final months of 2008. Although the economy and markets remained weak into early 2009, the condition of credit markets has improved. Bonds that carry credit risk began to recover in the first quarter of 2009, and the equity market moved up in March.

In this very difficult environment, essentially all US equity indices posted negative returns for the 12 months ended March 31, 2009. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a negative return of -38.20% for the period.1 The difference between performance of large-cap and small-cap stocks was not great: the Russell 1000® Index, which measures performance of large-cap stocks, returned -38.27%, while the small-cap Russell 2000® Index returned -37.50%.2 Growth stocks performed better than value stocks: the Russell 3000® Growth Index returned -34.42%, while the Russell 3000® Value Index returned -42.14%.3 Most international markets were even weaker than the US market: return of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which measures performance of a broad range of international markets, was -46.51%.4 Emerging markets generally performed in line with developed markets: return of the MSCI Emerging Markets Index was -46.90%.5

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
4 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
5 The MSCI Emerging Markets Index is a float-adjusted,-capitalization-weighted index created by Morgan Stanley Capital International to measure market performance in global emerging markets.
MSCI indices are calculated using closing market prices and translate to US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The major theme in the bond market over the past year was discomfort with credit risk. Accordingly, bonds with the highest credit ratings, especially US Treasury bonds, which are assumed to carry no credit risk, and investment-grade bonds, generated positive returns, while returns of high-yield bonds were sharply negative. The Barclays Capital US Treasury Index, which measures performance of US Treasury notes with a variety of maturities, returned 7.48% for the 12-month period ended March 31, 2009.6 The Barclays Capital US Aggregate Bond Index, which measures performance of the US bond market as a whole, returned 3.13% for the period. Bonds with below-investment-grade credit ratings performed poorly: the return of the Barclays Capital US Corporate High Yield Index, which measures performance of high-yield bonds, was -19.31%.7

6 The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index of public obligations of the US Treasury.
7 The Barclays Capital US Aggregate Bond Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities.
The Barclays Capital US Corporate High Yield Index (name changed from Lehman Brothers US Corporate High Yield Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of high-yield bonds.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Lifecycle Long Range Fund managed?

A: The fund seeks high total return with reduced risk over the long term. The fund's assets are allocated among various equity and fixed-income asset categories. We generally allocate the largest portion of its assets to equity securities, with smaller allocations to fixed-income securities. We review the fund's allocation among the various asset categories periodically and may adjust the allocation based on current or expected market conditions or to manage risk as is consistent with the fund's investment objective.

We use one or more strategies within each asset category for selecting equity and fixed-income securities for the fund's portfolio. Each strategy is managed by a team of portfolio managers that specializes in its respective category, using a variety of quantitative and qualitative techniques.

In addition to the fund's main investment strategy, we seek to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings within global bond, equity and currency markets.8 The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's other securities holdings.9 This strategy makes it possible to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying strategies.10

8 The iGAP strategy may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.
9 Correlation is a measure of how closely two variables move together over time. A 1.0 equals perfect correlation. A -1.0 equals total negative correlation.
10 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.
A long position is the buying of a security such as a stock, commodity or currency with the expectation that the asset will rise in value. A short position is the sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value.

Q: How is the fund positioned with regard to allocation of assets among asset classes?

A: We review strategic asset allocation at least annually or more frequently if market conditions warrant. The target allocation in place for most of the last year was 43% in large-cap equities, 7% in small-cap equities, 10% in international equities, 32% in investment-grade bonds, 3% in high-yield bonds and 5% in cash equivalents.

On February 27, 2009, we began the first stage of transitioning the fund to its new strategic asset allocation. One change was the establishment of a new 3% allocation to emerging markets. This change contributed to performance, as emerging markets were quite strong during the month of March.

As a part of the transition to the fund's new strategic asset allocation, we plan to establish a 3% allocation to global small-cap equities and a 5% allocation to global inflation-protected Treasury securities. These changes will be balanced by a reduction in the exposure to several equity categories as well as investment-grade bonds.

Q: How did the fund perform during the period?

A: We find that an effective way to evaluate performance is to compare returns to those of a peer group of funds that allocate assets among several asset classes, the Lipper Mixed-Asset Target Allocation Moderate Funds category.11 For the 12 months ended March 31, 2009, the DWS Lifecycle Long Range Fund had a return of -32.84% (Institutional Class). The fund underperformed its Lipper peer group of Mixed-Asset Target Allocation Moderate Funds, which had an average return of -25.56%. (Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and more complete performance information.)

11 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What decisions had the greatest effect on the fund's performance over the period?

A: Over this 12-month period, the underlying strategies as a group detracted from performance. In particular the core fixed-income strategy, the quantitative equity strategy and the fundamental international equity strategy detracted from performance.

Within the quantative equity strategy, major detractors at the industry level were health care equipment & supplies, transportation, and energy. Equity holdings in this portion of the portfolio that detracted from performance included General Dynamics Corp., Mariner Energy, Inc. and W&T Offshore, Inc.

The fundamental international equity sleeve also detracted from performance during the last 12 months, mainly because of stock selection in the consumer discretionary and industrials sectors and a position in the Russian market.

Within the core fixed-income strategy, exposure to mortgage- backed securities was the main cause of underperformance, followed by exposure to corporate bonds.

The quantitative international equity strategy added value over this period. An underweight in the United Kingdom financials sector, a group that was down significantly for the year, was the largest positive contributor to performance.12 Positions in the defensive Asian utilities sector also contributed to performance.

12 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The iGAP strategy detracted from performance over this 12-month period, mainly because of its positioning in equity and currency markets. The severe downturn in global equity markets made the predominantly long equity position disadvantageous. In currencies, the bias toward the Norwegian krone and Singapore dollar detracted from value. Investor fear and aversion to risk led to an unwinding of the carry trade, a strategy where high-yielding currencies are funded with low-yielding currencies. This, along with the fall in energy prices, negatively impacted the Norwegian economy, depressing the Norwegian krone. A long position in the Singapore dollar also detracted as investors rushed towards liquidity and the perceived safety of the US dollar. The predominantly net long-bond positions added value, as bonds rallied and central banks cut interest rates in response to the financial crisis. However, these gains were not enough to offset the losses in the currency and equity positions.

In the last two months of the fiscal year, however, the iGAP strategy contributed to performance. This performance was driven predominantly by fixed-income positioning, with currency positioning of secondary importance. A long position in UK government bonds was a major contributor, especially following the surprise purchase of these bonds by the Bank of England in March. A short-dollar position added to performance, with long positions in Australian, Swedish and New Zealand currencies especially positive, as these currencies appreciated significantly relative to the dollar.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/09	3/31/08

Common Stocks	57%	58%
Corporate Bonds	9%	8%
Government & Agency Obligations	9%	5%
Collateralized Mortgage Obligations	6%	9%
Mortgage-Backed Securities Pass-Throughs	6%	6%
Cash Equivalents	5%	7%
Exchange Traded Funds	4%	—
Commercial Mortgage-Backed Securities	2%	5%
Municipal Bonds & Notes	1%	1%
Asset Backed	1%	—
Preferred Securities	—	1%
	100%	100%
Sector Diversification (As a % of Equities and Corporate Bonds)	3/31/09	3/31/08

Information Technology	14%	13%
Financials	14%	18%
Health Care	13%	10%
Energy	12%	13%
Industrials	11%	11%
Consumer Discretionary	10%	10%
Consumer Staples	10%	8%
Utilities	6%	6%
Telecommunication Services	5%	6%
Materials	5%	5%
	100%	100%
Geographical Diversification (As a % of Equity Securities)	3/31/09	3/31/08

United States	84%	78%
Europe (excluding United Kingdom)	9%	9%
Japan	2%	2%
Pacific Basin	2%	3%
United Kingdom	1%	2%
Other	2%	6%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

Ten Largest Equity Holdings at March 31, 2009 (10.7% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.8%
2. Microsoft Corp. Developer of computer software	1.4%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.2%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.1%
5. Verizon Communications, Inc. Provider of advanced communication and information technology services	1.0%
6. Abbott Laboratories Developer of health care products	0.9%
7. JPMorgan Chase & Co. Provider of global financial services	0.9%
8. Apple, Inc. Manufacturer of personal computers and personal computing and communication solutions	0.8%
9. Eli Lilly & Co. Producer of pharmaceuticals	0.8%
10. QUALCOMM, Inc. Developer and manufacturer of communication systems	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009

	Shares	Value ($)

Common Stocks 56.6%
Consumer Discretionary 5.1%
Auto Components 0.2%
Aisin Seiki Co., Ltd.	100	1,600
Bridgestone Corp.	400	5,776
Compagnie Generale des Etablissements Michelin "B"	157	5,813
Denso Corp.	300	6,061
Magna International, Inc. "A"	500	13,301
Nokian Renkaat Oyj	135	1,588
Stoneridge, Inc.*	9,200	19,412
Toyota Industries Corp.	200	4,312
WABCO Holdings, Inc.	52,282	643,592
		701,455
Automobiles 0.1%
Bayerische Motoren Werke (BMW) AG	657	19,064
Daimler AG (Registered)	823	20,920
Fiat SpA	9,037	63,209
Honda Motor Co., Ltd.	1,100	26,319
Isuzu Motors Ltd.	1,000	1,232
Mitsubishi Motors Corp.*	3,000	3,839
Nissan Motor Co., Ltd.	1,400	5,058
PSA Peugeot Citroen	169	3,188
Renault SA	194	4,007
Suzuki Motor Corp.	200	3,347
Toyota Motor Corp.	14,800	474,677
Volkswagen AG	98	30,172
		655,032
Distributors 0.0%
Li & Fung Ltd.	18,000	42,466
Diversified Consumer Services 0.1%
Lincoln Educational Services Corp.*	11,000	201,520
Steiner Leisure Ltd.*	8,100	197,721
		399,241
Hotels Restaurants & Leisure 1.0%
Accor SA	229	7,959
Buffalo Wild Wings, Inc.*	3,000	109,740
California Pizza Kitchen, Inc.*	5,800	75,864
Carnival PLC	221	5,007
CEC Entertainment, Inc.*	8,700	225,156
Compass Group PLC	2,937	13,421
Crown Ltd.	8,941	39,285
InterContinental Hotel Group PLC	373	2,836
Lottomatica SpA	479	7,886
McDonald's Corp.	46,722	2,549,620
Shangri-La Asia Ltd.	12,000	13,770
Sodexo	129	5,874
TABCORP Holdings Ltd.	9,702	43,912
Tatts Group Ltd.	19,933	38,406
TUI AG	232	1,241
Whitbread PLC	338	3,814
Yum! Brands, Inc.	27,600	758,448
		3,902,239
Household Durables 0.4%
D.R. Horton, Inc.	33,900	328,830
Electrolux AB "B"	1,200	9,398
Garmin Ltd.	35,600	755,076
Husqvarna AB "B"	1,300	5,255
NVR, Inc.*	700	299,425
Panasonic Corp.	1,000	10,989
Persimmon PLC	383	1,904
Ryland Group, Inc.	5,200	86,632
Sekisui House Ltd.	1,000	7,652
Sharp Corp.	1,000	7,993
Sony Corp.	600	12,302
		1,525,456
Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	14,200	1,042,848
Home Retail Group PLC	1,046	3,348
Liberty Media Corp. — Interactive "A"*	114,900	333,210
Netflix, Inc.*	2,200	94,424
		1,473,830
Media 1.4%
British Sky Broadcasting Group PLC	1,807	11,217
Comcast Corp. "A"	168,400	2,296,976
DISH Network Corp. "A"*	88,700	985,457
Fairfax Media Ltd.	24,491	17,158
Gestevision Telecinco SA	500	3,461
ITV PLC	4,753	1,288
Lagardere SCA	166	4,652
Marvel Entertainment, Inc.*	8,600	228,330
Mediacom Communications Corp. "A"*	35,800	144,274
Mediaset SpA	6,937	30,990
Modern Times Group MTG AB "B"	250	4,270
National CineMedia, Inc.	5,100	67,218
Pearson PLC	966	9,699
Publicis Groupe	212	5,428
Reed Elsevier NV	4,876	52,143
Reed Elsevier PLC	2,143	15,378
Seat Pagine Gialle SpA*	137	129
SES "A" (FDR)	261	4,980
Shaw Communications, Inc. "B"	2,000	30,489
Singapore Press Holdings Ltd.	106,000	177,403
Thomson Reuters Corp.	2,400	61,675
Thomson Reuters PLC	202	4,526
Time Warner Cable, Inc.	15,537	385,318
Time Warner, Inc.	61,900	1,194,670
United Business Media Ltd.	550	3,362
Vivendi	1,187	31,364
Wolters Kluwer NV	2,435	39,532
WPP PLC	1,283	7,214
Yellow Pages Income Fund (Units)	600	2,837
		5,821,438
Multiline Retail 0.2%
Canadian Tire Corp., Ltd. "A"	200	6,948
Macy's, Inc.	99,600	886,440
Marks & Spencer Group PLC	1,707	7,202
Next PLC	252	4,752
PPR	86	5,503
		910,845
Specialty Retail 1.1%
Aeropostale, Inc.*	9,600	254,976
Barnes & Noble, Inc.	47,900	1,024,102
Cato Corp. "A"	12,100	221,188
Children's Place Retail Stores, Inc.*	8,700	190,443
Esprit Holdings Ltd.	8,800	45,428
Foot Locker, Inc.	34,400	360,512
Hennes & Mauritz AB "B"	8,150	305,914
Hot Topic, Inc.*	11,500	128,685
Industria de Diseno Textil SA	2,606	101,362
Kingfisher PLC	2,909	6,234
Rent-A-Center, Inc.*	11,700	226,629
Signet Jewelers Ltd.	18,900	216,405
The Buckle, Inc.	7,550	241,072
The Gap, Inc.	64,000	831,360
TJX Companies, Inc.	13,900	356,396
Yamada Denki Co., Ltd.	70	2,723
		4,513,429
Textiles, Apparel & Luxury Goods 0.2%
Adidas AG	193	6,437
Billabong International Ltd.	200	1,185
Burberry Group PLC	630	2,525
Carter's, Inc.*	12,000	225,720
Christian Dior SA	168	9,235
Compagnie Financiere Richemont SA "A"	4,018	62,575
FGX International Holdings Ltd.*	2,000	23,240
Fuqi International, Inc.*	5,000	23,500
Gildan Activewear, Inc.*	600	4,883
Hermes International	82	9,526
Luxottica Group SpA	740	11,488
LVMH Moet Hennessy Louis Vuitton SA	250	15,672
Steven Madden Ltd.*	8,400	157,752
Swatch Group AG (Bearer)	226	27,237
Swatch Group AG (Registered)	506	12,336
The Warnaco Group, Inc.*	4,800	115,200
		708,511
Consumer Staples 5.8%
Beverages 0.2%
Anheuser-Busch InBev NV	2,032	56,110
Asahi Breweries Ltd.	700	8,415
Carlsberg AS "B"	10,568	436,639
Coca-Cola Amatil Ltd.	1,082	6,527
Diageo PLC	2,872	32,429
Foster's Group Ltd.	6,329	22,291
Heineken NV	556	15,834
Kirin Holdings Co., Ltd.	1,000	10,669
Pernod Ricard SA	372	20,792
SABMiller PLC	1,041	15,522
		625,228
Food & Staples Retailing 1.6%
Aeon Co., Ltd.	1,700	11,118
Carrefour SA	1,176	45,831
Casino Guichard-Perrachon SA	123	7,989
Colruyt SA	122	27,997
Delhaize Group	424	27,499
George Weston Ltd.	300	13,920
J Sainsbury PLC	1,965	8,812
Kesko Oyj "B"	199	4,125
Koninklijke Ahold NV	3,447	37,737
Lawson, Inc.	100	4,124
Loblaw Companies Ltd.	700	17,406
Metro AG	1,069	35,333
Metro, Inc. "A"	600	18,036
Pantry, Inc.*	7,700	135,597
Safeway, Inc.	43,800	884,322
Seven & I Holdings Co., Ltd.	9,500	209,748
Shoppers Drug Mart Corp.	1,400	48,125
SUPERVALU, Inc.	36,600	522,648
Sysco Corp.	68,333	1,557,992
Tesco PLC	8,774	41,992
Village Super Market, Inc. "A"	1,000	31,170
Wal-Mart Stores, Inc.	52,214	2,720,349
Wesfarmers Ltd.	1,881	24,590
Wesfarmers Ltd. (PPS)	246	3,243
William Morrison Supermarkets PLC	2,064	7,556
Woolworths Ltd.	3,147	54,937
		6,502,196
Food Products 1.6%
Ajinomoto Co., Inc.	1,000	7,055
Archer-Daniels-Midland Co.	98,400	2,733,552
Aryzta AG*	119	2,783
Bunge Ltd.	38,600	2,186,690
Cadbury PLC	1,536	11,601
Danisco AS	850	25,476
Darling International, Inc.*	42,800	158,788
Diamond Foods, Inc.	6,800	189,924
Golden Agri-Resources Ltd.	11,440	2,093
Groupe DANONE	675	32,949
J & J Snack Foods Corp.	5,700	197,163
Kerry Group PLC "A"	4,686	95,340
Lance, Inc.	300	6,246
Nestle SA (Registered)	17,779	601,810
Nissin Foods Holdings Co., Ltd.	200	5,873
Parmalat SpA	4,471	9,218
Saputo, Inc.	1,300	21,591
Tate & Lyle PLC	684	2,553
Unilever NV (CVA)	3,555	70,280
Unilever PLC	1,440	27,293
Wilmar International Ltd.	2,000	4,173
		6,392,451
Household Products 0.9%
Central Garden & Pet Co. "A"*	22,800	171,456
Colgate-Palmolive Co.	34,000	2,005,320
Henkel AG & Co. KGaA	797	20,157
Kao Corp.	1,000	19,607
Kimberly-Clark Corp.	16,600	765,426
Procter & Gamble Co.	14,841	698,863
Reckitt Benckiser Group PLC	433	16,296
Unicharm Corp.	100	6,093
		3,703,218
Personal Products 0.2%
Beiersdorf AG	812	36,514
China Sky One Medical, Inc.*	12,500	143,750
Herbalife Ltd.	48,700	729,526
L'Oreal SA	411	28,341
Nu Skin Enterprises, Inc. "A"	1,500	15,735
Shiseido Co., Ltd.	1,000	14,650
		968,516
Tobacco 1.3%
Altria Group, Inc.	56,864	910,961
British American Tobacco PLC	2,332	53,998
Imperial Tobacco Group PLC	14,583	327,512
Japan Tobacco, Inc.	90	240,356
Lorillard, Inc.	42,300	2,611,602
Philip Morris International, Inc.	23,800	846,804
Swedish Match AB	10,105	146,084
		5,137,317
Energy 6.2%
Energy Equipment & Services 1.0%
Aker Solutions ASA	1,050	6,792
AMEC PLC	23,138	175,955
Cameron International Corp.*	24,500	537,285
CARBO Ceramics, Inc.	900	25,596
Compagnie Generale de Geophysique-Veritas*	126	1,459
Diamond Offshore Drilling, Inc.	35,600	2,237,816
Fugro NV (CVA)	1,590	50,490
Matrix Service Co.*	21,700	178,374
Oil States International, Inc.*	18,300	245,586
Petroleum Geo-Services ASA*	950	3,994
Prosafe SE*	500	1,801
Saipem SpA	17,798	317,536
SBM Offshore NV	3,735	49,668
Seadrill Ltd.	700	6,877
Technip SA	115	4,053
Tenaris SA	591	5,981
Tidewater, Inc.	5,700	211,641
WorleyParsons Ltd.	411	5,170
		4,066,074
Oil, Gas & Consumable Fuels 5.2%
Alpha Natural Resources, Inc.*	19,100	339,025
BG Group PLC	34,220	518,679
Bill Barrett Corp.*	4,600	102,304
BP PLC	5,924	39,646
Cameco Corp.	200	3,418
Canadian Natural Resources Ltd.	200	7,759
Canadian Oil Sands Trust (Units)	200	3,847
Chevron Corp.	69,573	4,678,089
Clayton Williams Energy, Inc.*	4,800	140,352
Comstock Resources, Inc.*	600	17,880
ConocoPhillips	60,600	2,373,096
Enbridge, Inc.	200	5,766
EnCana Corp.	300	12,278
Eni SpA	3,640	70,083
EXCO Resources, Inc.*	24,500	245,000
ExxonMobil Corp.	104,466	7,114,135
Frontline Ltd.	140	2,512
Gazprom (ADR)	22,750	334,213
Husky Energy, Inc.	200	4,243
Imperial Oil Ltd.	400	14,531
INPEX Corp.	4	27,538
James River Coal Co.*	7,600	93,784
Mariner Energy, Inc.*	81,245	629,649
McMoRan Exploration Co.*	31,800	149,460
Murphy Oil Corp.	34,200	1,531,134
Nexen, Inc.	300	5,087
Nippon Mining Holdings, Inc.	5,000	20,174
Nippon Oil Corp.	8,000	39,987
Occidental Petroleum Corp.	6,902	384,096
OMV AG	3,491	116,059
Origin Energy Ltd.	2,856	29,542
Petro-Canada	300	8,059
Petroleo Brasileiro SA (ADR)	9,500	289,465
Repsol YPF SA	9,944	171,773
Royal Dutch Shell PLC "A"	1,131	25,431
Royal Dutch Shell PLC "B"	862	18,894
Santos Ltd.	1,760	20,496
Showa Shell Sekiyu KK	700	6,441
StatoilHydro ASA	23,600	412,504
Suncor Energy, Inc.	400	8,928
Talisman Energy, Inc.	400	4,235
Teekay Tankers Ltd. "A"	10,300	97,953
TonenGeneral Sekiyu KK	1,000	9,720
Total SA	7,667	380,252
Tullow Oil PLC	330	3,793
W&T Offshore, Inc.	44,500	273,675
Woodside Petroleum Ltd.	1,595	41,990
World Fuel Services Corp.	7,100	224,573
		21,051,548
Financials 6.3%
Capital Markets 0.4%
Bank of New York Mellon Corp.	17,500	494,375
Credit Suisse Group AG (Registered)	11,783	357,390
Daiwa Securities Group, Inc.	1,000	4,426
IGM Financial, Inc.	200	4,824
Julius Baer Holding AG (Registered)	167	4,097
Knight Capital Group, Inc. "A"*	13,500	198,990
LaBranche & Co., Inc.*	32,700	122,298
Macquarie Group Ltd.	253	4,782
Man Group PLC	587	1,843
Mediobanca SpA	1,048	8,907
Nomura Holdings, Inc.	1,300	6,547
Northern Trust Corp.	4,500	269,190
Prospect Capital Corp.	14,080	119,962
Reinet Investments SCA*	303	2,801
UBS AG (Registered)*	4,249	40,365
		1,640,797
Commercial Banks 1.7%
Allied Irish Banks PLC	5,838	4,614
Anglo Irish Bank Corp. PLC	18,150	5,233
Australia & New Zealand Banking Group Ltd.	1,305	14,338
Banca Carige SpA	1,264	4,146
Banca Monte dei Paschi di Siena SpA	5,930	8,220
Banca Popolare di Milano Scarl	2,506	12,478
Banco Bilbao Vizcaya Argentaria SA	3,763	30,583
Banco Comercial Portugues SA (Registered)*	114,730	94,077
Banco de Sabadell SA	831	4,169
Banco Espirito Santo SA (Registered)	10,996	42,824
Banco Latinoamericano de Exportaciones SA "E"	19,600	183,652
Banco Popolare Societa Cooperativa	2,075	9,543
Banco Popular Espanol SA	820	5,185
Banco Santander SA	48,975	336,736
Bank of East Asia Ltd.	2,640	5,105
Bank of Montreal	400	10,466
Bank of Nova Scotia	800	19,715
Barclays PLC	4,991	10,647
BNP Paribas	6,957	286,744
BOC Hong Kong (Holdings) Ltd.	6,500	6,670
Canadian Imperial Bank of Commerce	300	10,917
Chuo Mitsui Trust Holdings, Inc.	2,000	6,225
Commerzbank AG	2,327	12,469
Commonwealth Bank of Australia	903	21,873
Credit Agricole SA	1,279	14,076
CVB Financial Corp.	28,900	191,607
Danske Bank AS*	5,602	47,232
DBS Group Holdings Ltd.	5,000	28,036
Deutsche Postbank AG	401	6,383
Dexia SA	4,326	14,965
DnB NOR ASA	78,300	354,425
Erste Group Bank AG	7,561	129,318
Governor and Co. of the Bank of Ireland	12,500	8,552
Hang Seng Bank Ltd.	1,900	19,377
HSBC Holdings PLC	56,352	319,009
Industrial & Commercial Bank of China Ltd. "H"	687,000	355,587
Intesa Sanpaolo	14,436	39,700
Intesa Sanpaolo (RSP)	4,104	7,747
Jyske Bank AS (Registered)*	500	11,426
KBC Groep NV	1,226	19,802
Lloyds Banking Group PLC	4,617	4,733
Marshall & Ilsley Corp.	247,900	1,395,677
Mitsubishi UFJ Financial Group, Inc.	7,400	36,354
Mizuho Financial Group, Inc.	7,992	15,558
Mizuho Trust & Banking Co., Ltd.	6,000	5,609
National Australia Bank Ltd.	1,170	16,402
National Bank of Canada	200	6,386
Natixis	5,482	9,330
NBT Bancorp., Inc.	11,100	240,204
Nordea Bank AB	6,810	34,004
Oversea-Chinese Banking Corp., Ltd.	10,000	31,852
Park National Corp.	4,000	223,000
Prosperity Bancshares, Inc.	8,900	243,415
Raiffeisen International Bank-Holding AG	2,184	61,650
Resona Holdings, Inc.	400	5,374
Royal Bank of Canada	1,000	29,172
Royal Bank of Scotland Group PLC	12,082	4,298
S&T Bancorp., Inc.	3,700	78,477
Santander BanCorp.	15,400	121,352
Shinsei Bank Ltd.*	2,000	2,045
Signature Bank*	9,000	254,070
Skandinaviska Enskilda Banken AB*	2,175	6,721
Skandinaviska Enskilda Banken AB "A"	2,289	7,181
Societe Generale	780	30,629
Southside Bancshares, Inc.	5,100	96,390
Standard Chartered PLC	289	3,585
Suffolk Bancorp.	500	12,995
Sumitomo Mitsui Financial Group, Inc.	600	21,165
Sumitomo Trust & Banking Co., Ltd.	1,000	3,877
SunTrust Banks, Inc.	51,100	599,914
Svenska Handelsbanken AB "A"	1,300	18,381
Swedbank AB "A"	2,281	7,602
Sydbank AS*	550	7,022
The Bank of Yokohama Ltd.	1,000	4,296
The Shizuoka Bank Ltd.	1,000	9,082
Tompkins Financial Corp.	1,600	68,800
Toronto-Dominion Bank	500	17,235
UMB Financial Corp.	700	29,743
UniCredit SpA	32,048	53,065
Unione di Banche Italiane ScpA	562	6,189
United Overseas Bank Ltd.	4,000	25,588
WesBanco, Inc.	3,200	73,056
Westpac Banking Corp.	1,773	23,601
Zions Bancorp.	30,200	296,866
		6,955,816
Consumer Finance 0.2%
AmeriCredit Corp.*	60,000	351,600
EZCORP, Inc. "A"*	3,600	41,652
Nelnet, Inc. "A"*	34,100	301,444
ORIX Corp.	70	2,307
		697,003
Diversified Financial Services 1.9%
ASX Ltd.	175	3,579
Bank of America Corp.	245,300	1,672,946
Citigroup, Inc.	265,000	670,450
CME Group, Inc.	5,800	1,429,062
Compagnie Nationale a Portefeuille	455	21,130
Criteria Caixacorp SA	1,188	3,837
Deutsche Boerse AG	263	15,889
Eurazeo	265	7,093
Fortis	21,901	40,287
Groupe Bruxelles Lambert SA	616	41,813
Hong Kong Exchanges & Clearing Ltd.	1,400	13,201
ING Groep NV (CVA)	9,917	55,391
Investor AB "B"	1,942	24,585
JPMorgan Chase & Co.	132,100	3,511,218
Singapore Exchange Ltd.	3,000	10,071
		7,520,552
Insurance 1.4%
Aegon NV	7,064	27,788
Alleanza Assicurazioni SpA	1,192	6,719
Allianz SE (Registered)	4,260	358,876
Allstate Corp.	35,800	685,570
American Equity Investment Life Holding Co.	50,900	211,744
American Physicians Capital, Inc.	4,000	163,680
AMP Ltd.	1,450	4,752
AmTrust Financial Services, Inc.	13,000	124,150
Aon Corp.	6,000	244,920
Arch Capital Group Ltd.*	4,800	258,528
Argo Group International Holdings Ltd.*	800	24,104
Assicurazioni Generali SpA	2,056	35,302
Aviva PLC	909	2,810
AXA SA	22,759	276,345
Baloise Holding AG (Registered)	110	7,023
China Life Insurance Co., Ltd. "H"	155,100	510,281
CNA Financial Corp.	20,400	186,864
CNA Surety Corp.*	1,900	35,036
CNP Assurances	61	3,861
First American Corp.	25,700	681,307
Great-West Lifeco, Inc.	200	2,809
Hannover Rueckversicherung AG (Registered)	106	3,381
Hartford Financial Services Group, Inc.	23,900	187,615
Infinity Property & Casualty Corp.	5,600	190,008
Insurance Australia Group Ltd.	1,711	4,168
Irish Life & Permanent PLC	2,340	3,438
Legal & General Group PLC	3,476	2,162
Maiden Holdings Ltd.	19,100	85,377
Manulife Financial Corp.	1,200	13,515
Mapfre SA	874	1,917
Mitsui Sumitomo Insurance Group Holdings, Inc.	300	7,041
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,292	402,093
NIPPONKOA Insurance Co., Ltd.	1,000	5,766
Old Mutual PLC	2,119	1,581
Power Corp. of Canada	300	4,676
Power Financial Corp.	200	3,265
Prudential PLC	874	4,211
QBE Insurance Group Ltd.	612	8,229
Sampo Oyj "A"	7,195	106,414
SCOR SE	312	6,427
Sompo Japan Insurance, Inc.	1,000	5,236
Sun Life Financial, Inc.	400	7,246
Suncorp-Metway Ltd.	731	3,061
Swiss Life Holding AG (Registered)*	29	2,015
Swiss Re (Registered)	287	4,683
T&D Holdings, Inc.	150	3,593
Tokio Marine Holdings, Inc.	500	12,344
Topdanmark AS*	150	14,812
Tower Group, Inc.	1,500	36,945
Trygvesta AS	356	18,070
Validus Holdings Ltd.	2,700	63,936
Vienna Insurance Group	1,473	42,365
White Mountains Insurance Group Ltd.	1,900	326,629
Zurich Financial Services AG (Registered)	147	23,198
		5,457,886
Real Estate Investment Trusts 0.7%
AMB Property Corp. (REIT)	3,100	44,640
American Campus Communities, Inc. (REIT)	500	8,680
AvalonBay Communities, Inc. (REIT)	2,461	115,815
BioMed Realty Trust, Inc. (REIT)	6,400	43,328
CapitaMall Trust (REIT)	4,000	3,478
Colonial Properties Trust (REIT)	7,900	30,099
Corio NV (REIT)	101	4,171
Corporate Office Properties Trust (REIT)	3,700	91,871
Cousins Properties, Inc. (REIT)	3,000	19,320
EastGroup Properties, Inc. (REIT)	2,700	75,789
Entertainment Properties Trust (REIT)	3,900	61,464
Equity Lifestyle Properties, Inc. (REIT)	2,500	95,250
Equity One, Inc. (REIT)	5,600	68,264
Equity Residential (REIT)	11,800	216,530
First Industrial Realty Trust, Inc. (REIT)	10,100	24,745
Glimcher Realty Trust (REIT)	5,900	8,260
HCP, Inc. (REIT)	8,500	151,725
Healthcare Realty Trust, Inc. (REIT)	4,800	71,952
Home Properties, Inc. (REIT)	2,800	85,820
Host Hotels & Resorts, Inc. (REIT)	24,800	97,216
Land Securities Group PLC (REIT)	252	1,578
LaSalle Hotel Properties (REIT)	7,000	40,880
Lexington Realty Trust (REIT)	5,900	14,042
Link (REIT)	3,500	6,920
Maguire Properties, Inc. (REIT)*	10,000	7,200
National Retail Properties, Inc. (REIT)	6,300	99,792
Pennsylvania Real Estate Investment Trust (REIT)	7,800	27,690
Potlatch Corp. (REIT)	1,300	30,147
ProLogis (REIT)	7,500	48,750
Public Storage (REIT)	6,480	358,020
Realty Income Corp. (REIT)	6,500	122,330
Redwood Trust, Inc. (REIT)	5,800	89,030
Simon Property Group, Inc. (REIT)	10,129	350,868
Sovran Self Storage, Inc. (REIT)	2,400	48,192
Stockland (REIT)	1,308	2,830
Strategic Hotels & Resorts, Inc. (REIT)	4,500	3,105
Sunstone Hotel Investors, Inc. (REIT)	6,109	16,067
Tanger Factory Outlet Centers, Inc. (REIT)	1,700	52,462
The Macerich Co. (REIT)	1,900	11,894
Unibail-Rodamco (REIT)	85	12,094
Vornado Realty Trust (REIT)	2,440	81,105
Washington Real Estate Investment Trust (REIT)	3,600	62,280
Wereldhave NV (REIT)	67	4,697
Westfield Group (REIT)	1,301	9,078
		2,819,468
Real Estate Management & Development 0.0%
Atrium European Real Estate Ltd.*	2,411	7,311
Brookfield Asset Management, Inc. "A"	400	5,574
CapitaLand Ltd.	5,000	7,686
Cheung Kong (Holdings) Ltd.	2,000	17,231
City Developments Ltd.	1,000	3,357
Daiwa House Industry Co., Ltd.	1,000	8,146
Hang Lung Properties Ltd.	3,000	7,086
Henderson Land Development Co., Ltd.	2,000	7,641
Hopewell Holdings Ltd.	2,000	5,214
Immoeast AG*	3,604	5,106
Kerry Properties Ltd.	1,000	2,414
Lend Lease Corp., Ltd.	408	1,855
Mitsubishi Estate Co., Ltd.	1,000	11,415
New World Development Co., Ltd.	3,000	2,993
Sino Land Co., Ltd.	2,000	2,003
Sun Hung Kai Properties Ltd.	3,000	26,931
Swire Pacific Ltd. "A"	1,000	6,679
Wharf Holdings Ltd.	2,000	5,080
		133,722
Thrifts & Mortgage Finance 0.0%
Doral Financial Corp.*	27,400	49,320
OceanFirst Financial Corp.	1,600	16,352
Ocwen Financial Corp.*	10,600	121,158
		186,830
Health Care 8.6%
Biotechnology 1.5%
Actelion Ltd. (Registered)*	117	5,342
Alexion Pharmaceuticals, Inc.*	8,200	308,812
Alnylam Pharmaceuticals, Inc.*	2,600	49,504
Amgen, Inc.*	31,000	1,535,120
CSL Ltd.	3,695	83,606
Cubist Pharmaceuticals, Inc.*	13,200	215,952
CV Therapeutics, Inc.*	12,600	250,488
Enzon Pharmaceuticals, Inc.*	28,500	172,995
Gilead Sciences, Inc.*	42,700	1,977,864
Grifols SA	482	6,953
Intercell AG*	14,879	460,053
Isis Pharmaceuticals, Inc.*	17,600	264,176
Myriad Genetics, Inc.*	7,800	354,666
PDL BioPharma, Inc.	30,700	217,356
		5,902,887
Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	4,972	254,666
Becton, Dickinson & Co.	15,200	1,022,048
C.R. Bard, Inc.	6,000	478,320
Cochlear Ltd.	455	15,880
Essilor International SA	752	29,078
Getinge AB "B"	400	3,874
Olympus Corp.	1,000	16,354
Smith & Nephew PLC	1,160	7,171
Sonova Holding AG (Registered)	88	5,322
STERIS Corp.	10,200	237,456
Synthes, Inc.	57	6,342
Terumo Corp.	600	22,298
		2,098,809
Health Care Providers & Services 2.0%
Aetna, Inc.	56,827	1,382,601
Alliance Imaging, Inc.*	4,700	31,960
Celesio AG	378	6,967
Centene Corp.*	12,600	227,052
CorVel Corp.*	4,200	84,924
Coventry Health Care, Inc.*	24,000	310,560
Emergency Medical Services Corp. "A"*	6,100	191,479
Express Scripts, Inc.*	34,455	1,590,787
Fresenius Medical Care AG & Co. KGaA	11,205	435,685
Genoptix, Inc.*	4,700	128,216
Gentiva Health Services, Inc.*	12,000	182,400
Healthspring, Inc.*	30,100	251,937
LHC Group, Inc.*	7,900	176,012
Magellan Health Services, Inc.*	6,600	240,504
McKesson Corp.	54,600	1,913,184
Mediceo Paltac Holdings Co., Ltd.	600	6,403
RehabCare Group, Inc.*	6,900	120,336
Sonic Healthcare Ltd.	2,742	21,173
Suzuken Co., Ltd.	300	7,826
Universal Health Services, Inc. "B"	18,600	713,124
		8,023,130
Health Care Technology 0.0%
Computer Programs & Systems, Inc.	5,100	169,677
Life Sciences Tools & Services 0.3%
Lonza Group AG (Registered)	2,170	214,532
Pharmaceutical Product Development, Inc.	38,300	908,476
QIAGEN NV*	129	2,067
Waters Corp.*	5,000	184,750
		1,309,825
Pharmaceuticals 4.3%
Abbott Laboratories	74,800	3,567,960
Astellas Pharma, Inc.	7,900	243,308
AstraZeneca PLC	2,194	77,823
Auxilium Pharmaceuticals, Inc.*	3,700	102,564
Bayer AG	9,344	447,637
Caraco Pharmaceutical Laboratories Ltd.*	8,100	28,512
Chugai Pharmaceutical Co., Ltd.	900	15,293
Daiichi Sankyo Co., Ltd.	2,200	37,182
Eisai Co., Ltd.	900	26,524
Elan Corp. PLC*	33,424	230,457
Eli Lilly & Co.	98,701	3,297,600
GlaxoSmithKline PLC	7,668	119,395
Hisamitsu Pharmaceutical Co., Inc.	200	6,177
Johnson & Johnson	49,034	2,579,188
Merck & Co., Inc.	52,746	1,410,956
Merck KGaA*	303	26,743
Mitsubishi Tanabe Pharma Corp.	1,000	9,855
Novartis AG (Registered)	9,135	344,790
Novo Nordisk AS "B"	7,374	353,691
Ono Pharmaceutical Co., Ltd.	400	17,527
Pfizer, Inc.	218,144	2,971,121
Roche Holding AG (Genusschein)	2,245	308,226
Sanofi-Aventis	3,218	180,587
Shionogi & Co., Ltd.	1,000	17,193
Shire PLC	873	10,649
Takeda Pharmaceutical Co., Ltd.	2,500	86,697
UCB SA	4,573	134,883
Watson Pharmaceuticals, Inc.*	17,400	541,314
		17,193,852
Industrials 7.1%
Aerospace & Defense 2.7%
Axsys Technologies, Inc.*	1,000	42,040
BAE Systems PLC	39,347	188,793
Bombardier, Inc. "B"	4,900	11,426
CAE, Inc.	1,000	6,052
Cobham PLC	1,695	4,177
Cubic Corp.	7,700	195,041
DynCorp International, Inc. "A"*	14,000	186,620
European Aeronautic Defence & Space Co.	334	3,886
Finmeccanica SpA	314	3,907
General Dynamics Corp.	49,400	2,054,546
Goodrich Corp.	21,000	795,690
Honeywell International, Inc.	26,000	724,360
L-3 Communications Holdings, Inc.	8,100	549,180
Lockheed Martin Corp.	34,700	2,395,341
Meggitt PLC	1,213	2,232
Northrop Grumman Corp.	61,200	2,670,768
Rolls-Royce Group PLC*	2,741	11,558
Singapore Technologies Engineering Ltd.	13,000	21,043
TransDigm Group, Inc.*	5,500	180,620
Triumph Group, Inc.	5,400	206,280
United Technologies Corp.	21,100	906,878
Zodiac SA	128	3,245
		11,163,683
Air Freight & Logistics 0.4%
Deutsche Post AG (Registered)	1,201	12,931
FedEx Corp.	5,700	253,593
TNT NV	1,385	23,693
Toll Holdings Ltd.	4,018	17,460
United Parcel Service, Inc. "B"	26,700	1,314,174
		1,621,851
Airlines 0.1%
Air France-KLM	155	1,381
Alaska Air Group, Inc.*	12,100	212,597
Allegiant Travel Co.*	1,900	86,374
Deutsche Lufthansa AG (Registered)	303	3,295
Iberia Lineas Aereas de Espana SA	1,322	2,766
Qantas Airways Ltd.	4,271	5,196
Singapore Airlines Ltd.	4,000	26,320
		337,929
Building Products 0.2%
AAON, Inc.	11,200	202,944
Apogee Enterprises, Inc.	19,600	215,208
Armstrong World Industries, Inc.*	20,600	226,806
Asahi Glass Co., Ltd.	1,000	5,348
Assa Abloy AB "B"	600	5,614
Compagnie de Saint-Gobain	9,297	260,179
Daikin Industries Ltd.	200	5,544
Geberit AG (Registered)	86	7,717
Wienerberger AG	121	955
		930,315
Commercial Services & Supplies 0.7%
Babcock International Group PLC	15,029	92,599
Brambles Ltd.	7,607	25,461
Comfort Systems USA, Inc.	19,200	199,104
Courier Corp.	2,100	31,857
G4S PLC	3,999	11,068
Knoll, Inc.	5,400	33,102
Loomis AB "B"*	120	925
PRG-Schultz International, Inc.*	13,600	38,624
R.R. Donnelley & Sons Co.	57,600	422,208
Rentokil Initial PLC	3,402	2,171
Ritchie Bros. Auctioneers, Inc.	400	7,541
Secom Co., Ltd.	100	3,702
Securitas AB "B"	1,265	9,220
Serco Group PLC	749	3,930
Standard Register Co.	7,700	35,266
Tetra Tech, Inc.*	4,000	81,520
The Brink's Co.	74,347	1,967,222
Toppan Printing Co., Ltd.	1,000	6,863
		2,972,383
Construction & Engineering 0.5%
ACS, Actividades de Construccion y Servicios SA	1,606	66,542
Balfour Beatty PLC	659	3,096
Bouygues SA	261	9,312
FLSmidth & Co. AS	440	11,243
Fluor Corp.	21,100	729,005
Fomento de Construcciones y Contratas SA	299	9,141
Granite Construction, Inc.	5,900	221,132
Grupo Ferrovial SA	444	9,483
Hochtief AG	49	1,860
Jacobs Engineering Group, Inc.*	4,900	189,434
Koninklijke Boskalis Westminster NV	256	5,137
Leighton Holdings Ltd.	851	11,456
MasTec, Inc.*	12,500	151,125
Michael Baker Corp.*	5,400	140,400
Perini Corp.*	16,000	196,800
Shaw Group, Inc.*	6,100	167,201
Skanska AB "B"	1,404	12,101
SNC-Lavalin Group, Inc.	500	12,710
Vinci SA	385	14,260
YIT Oyj	1,109	7,426
		1,968,864
Electrical Equipment 0.3%
ABB Ltd. (Registered)*	30,333	423,220
Alstom SA	4,046	209,468
Energy Conversion Devices, Inc.*	2,500	33,175
Gamesa Corp. Tecnologica SA	1,774	22,759
GrafTech International Ltd.*	33,900	208,824
GT Solar International, Inc.*	41,800	277,552
Q-Cells SE*	292	5,717
Schneider Electric SA	127	8,432
Solarworld AG	89	1,827
Sumitomo Electric Industries Ltd.	600	5,081
Vestas Wind Systems AS*	1,142	50,433
		1,246,488
Industrial Conglomerates 0.2%
CSR Ltd.	13,539	11,338
Fraser & Neave Ltd.	7,000	11,656
Hutchison Whampoa Ltd.	16,000	78,782
Keppel Corp., Ltd.	11,000	36,641
Koninklijke (Royal) Philips Electronics NV	24,782	365,791
Orkla ASA	900	6,223
SembCorp Industries Ltd.	10,000	15,631
Siemens AG (Registered)	1,179	67,518
Smiths Group PLC	609	5,833
Tredegar Corp.	4,500	73,485
Wendel	136	3,586
		676,484
Machinery 1.0%
AGCO Corp.*	33,400	654,640
Alfa Laval AB	700	5,307
Atlas Copco AB "A"	1,336	10,033
Atlas Copco AB "B"	800	5,434
Blount International, Inc.*	32,900	151,998
Chart Industries, Inc.*	18,200	143,416
CIRCOR International, Inc.	3,600	81,072
Columbus McKinnon Corp.*	6,100	53,192
FANUC Ltd.	100	6,854
Flowserve Corp.	13,000	729,560
Force Protection, Inc.*	36,300	174,240
GEA Group AG	327	3,486
Hitachi Construction Machinery Co., Ltd.	400	5,274
Invensys PLC*	1,137	2,716
Joy Global, Inc.	44,100	939,330
KCI Konecranes Oyj	115	1,920
Komatsu Ltd.	600	6,655
Kone Oyj "B"	2,173	45,025
Kubota Corp.	1,000	5,494
MAN AG	200	8,725
Metso Oyj	1,962	23,145
Mitsubishi Heavy Industries Ltd.	2,000	6,054
Sandvik AB	1,600	9,165
Scania AB "B"	1,072	8,746
Schindler Holding AG	121	5,712
SembCorp Marine Ltd.	10,000	11,916
SKF AB "B"	800	6,920
SMC Corp.	100	9,595
Sulzer AG (Registered)	60	3,088
Timken Co.	54,300	758,028
Vallourec SA	49	4,543
Volvo AB "A"	300	1,594
Volvo AB "B"	2,999	15,896
Wartsila Corp.	1,349	28,469
Zardoya Otis SA	769	14,075
		3,941,317
Marine 0.0%
A P Moller-Maersk AS "A"	3	13,018
A P Moller-Maersk AS "B"	7	30,748
American Commercial Lines, Inc.*	13,300	42,161
Kuehne & Nagel International AG (Registered)	117	6,835
Mitsui OSK Lines Ltd.	1,000	4,962
Nippon Yusen Kabushiki Kaisha	1,000	3,887
Pacific Basin Shipping Ltd.	9,000	4,143
		105,754
Professional Services 0.4%
Adecco SA (Registered)	270	8,447
Capita Group PLC	504	4,899
COMSYS IT Partners, Inc.*	7,600	16,796
Experian PLC	1,147	7,185
Manpower, Inc.	46,300	1,459,839
Randstad Holding NV	471	7,995
SGS SA (Registered)	10	10,496
		1,515,657
Road & Rail 0.4%
Canadian National Railway Co.	1,800	64,531
Canadian Pacific Railway Ltd.	500	14,879
Central Japan Railway Co.	1	5,623
ComfortDelGro Corp., Ltd.	11,000	9,843
DSV AS	1,584	11,668
East Japan Railway Co.	4,019	209,101
FirstGroup PLC	629	2,410
Kintetsu Corp.	1,000	4,154
Marten Transport Ltd.*	10,800	201,744
MTR Corp., Ltd.	12,000	28,958
Ryder System, Inc.	33,761	955,774
Tokyu Corp.	1,000	4,193
West Japan Railway Co.	2	6,319
		1,519,197
Trading Companies & Distributors 0.1%
Bunzl PLC	1,151	9,023
Finning International, Inc.	200	1,999
Itochu Corp.	1,000	4,932
Marubeni Corp.	1,000	3,104
Mitsubishi Corp.	21,400	284,735
Mitsui & Co., Ltd.	28,000	285,056
Noble Group Ltd.	12,000	9,402
Sumitomo Corp.	800	6,955
Wolseley PLC*	828	2,740
		607,946
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	2,270	35,488
Atlantia SpA	277	4,189
Brisa	18,756	129,339
Cintra Concesiones de Infraestructuras de Transporte SA	2,241	10,031
Hopewell Highway Infrastructure Ltd.	200	112
Macquarie Infrastructure Group (Units)	17,000	17,435
Transurban Group (Units)	6,506	21,185
		217,779
Information Technology 9.0%
Communications Equipment 1.8%
ADC Telecommunications, Inc.*	187,900	824,881
Alcatel-Lucent*	11,644	21,893
BigBand Networks, Inc.*	18,100	118,555
Black Box Corp.	2,400	56,664
Cisco Systems, Inc.*	127,100	2,131,467
DG Fastchannel, Inc.*	500	9,385
Nokia Oyj	41,984	491,516
QUALCOMM, Inc.	81,000	3,151,710
Research In Motion Ltd.*	2,100	90,759
Riverbed Technology, Inc.*	2,500	32,700
Starent Networks Corp.*	10,600	167,586
Symmetricom, Inc.*	13,700	47,950
Tekelec*	16,100	213,003
Telefonaktiebolaget LM Ericsson "B"	12,445	101,131
		7,459,200
Computers & Peripherals 2.6%
Apple, Inc.*	32,652	3,432,378
Data Domain, Inc.*	5,500	69,135
Dell, Inc.*	48,700	461,676
EMC Corp.*	48,900	557,460
Fujitsu Ltd.	2,000	7,524
International Business Machines Corp.	46,727	4,527,379
Logitech International SA (Registered)*	22,883	236,504
NCR Corp.*	58,300	463,485
Synaptics, Inc.*	8,550	228,798
Toshiba Corp.	3,000	7,834
Western Digital Corp.*	27,528	532,391
Wincor Nixdorf AG	127	5,764
		10,530,328
Electronic Equipment, Instruments & Components 0.6%
Arrow Electronics, Inc.*	36,300	691,878
Avnet, Inc.*	29,300	513,043
Benchmark Electronics, Inc.*	2,900	32,480
Cogent, Inc.*	4,500	53,550
Daktronics, Inc.	3,900	25,545
Electrocomponents PLC	2,551	4,577
Fujifilm Holdings Corp.	300	6,566
Hitachi Ltd.	3,000	8,239
Hoya Corp.	300	5,938
IBIDEN Co., Ltd.	100	2,448
Jabil Circuit, Inc.	122,038	678,531
Kyocera Corp.	100	6,689
Multi-Fineline Electronix, Inc.*	10,900	183,556
Murata Manufacturing Co., Ltd.	200	7,732
Nidec Corp.	100	4,536
Omron Corp.	200	2,374
RadiSys Corp.*	13,100	79,386
TDK Corp.	100	3,776
		2,310,844
Internet Software & Services 0.8%
Earthlink, Inc.*	2,100	13,797
Google, Inc. "A"*	4,365	1,519,282
S1 Corp.*	32,100	165,315
SAVVIS, Inc.*	21,300	131,847
Sohu.com, Inc.*	11,400	470,934
United Internet AG (Registered)	308	2,572
VeriSign, Inc.*	42,200	796,314
Yahoo! Japan Corp.	13	3,436
		3,103,497
IT Services 0.9%
Accenture Ltd. "A"	15,000	412,350
Acxiom Corp.	24,700	182,780
Atos Origin SA	266	6,820
Automatic Data Processing, Inc.	25,300	889,548
Broadridge Financial Solutions, Inc.	29,000	539,690
Cap Gemini SA	744	23,966
CGI Group, Inc. "A"*	900	7,267
CIBER, Inc.*	48,600	132,678
Computershare Ltd.	1,487	9,091
CSG Systems International, Inc.*	13,300	189,924
iGATE Corp.	24,800	80,352
Indra Sistemas SA	11,041	212,848
Logica PLC	34,093	31,156
ManTech International Corp. "A"*	4,500	188,550
NTT Data Corp.	1	2,742
SAIC, Inc.*	30,400	567,568
Syntel, Inc.	3,600	74,088
TNS, Inc.*	16,700	136,606
		3,688,024
Office Electronics 0.1%
Canon, Inc.	12,100	352,953
Konica Minolta Holdings, Inc.	500	4,336
Neopost SA	135	10,461
Ricoh Co., Ltd.	1,000	12,035
		379,785
Semiconductors & Semiconductor Equipment 0.3%
ARM Holdings PLC	2,245	3,298
ASML Holding NV	6,327	111,997
IXYS Corp.	3,200	25,792
ROHM Co., Ltd.	100	5,010
Semtech Corp.*	11,000	146,850
Skyworks Solutions, Inc.*	29,500	237,770
STMicroelectronics NV	3,784	19,002
Texas Instruments, Inc.	18,400	303,784
Tokyo Electron Ltd.	200	7,534
Ultratech, Inc.*	16,800	209,832
Volterra Semiconductor Corp.*	20,900	176,396
		1,247,265
Software 1.9%
ACI Worldwide, Inc.*	7,100	133,125
Advent Software, Inc.*	3,700	123,247
Commvault Systems, Inc.*	2,800	30,716
Dassault Systemes SA	407	15,826
i2 Technologies, Inc.*	4,600	36,340
Microsoft Corp.	318,640	5,853,417
Misys PLC	1,521	2,751
Nintendo Co., Ltd.	700	205,334
Renaissance Learning, Inc.	2,600	23,322
SAP AG	2,926	103,910
Symantec Corp.*	24,260	362,444
The Sage Group PLC	29,867	72,377
Tyler Technologies, Inc.*	13,900	203,357
VMware, Inc. "A"*	16,100	380,282
Wind River Systems, Inc.*	8,900	56,960
		7,603,408
Materials 2.9%
Chemicals 1.5%
Agrium, Inc.	100	3,624
Air Liquide SA	373	30,303
Akzo Nobel NV	1,717	65,061
Asahi Kasei Corp.	2,000	7,225
Ashland, Inc.	94,200	973,086
BASF SE	9,416	285,838
Calgon Carbon Corp.*	2,400	34,008
CF Industries Holdings, Inc.	10,400	739,752
Cytec Industries, Inc.	20,400	306,408
Dow Chemical Co.	82,900	698,847
Givaudan SA (Registered)	20	10,360
Incitec Pivot Ltd.	740	1,095
Innophos Holdings, Inc.	20,600	232,368
JSR Corp.	300	3,537
K+S AG	195	9,068
Koninklijke DSM NV	1,135	29,827
Kuraray Co., Ltd.	500	4,295
Linde AG	3,624	246,257
Mitsubishi Chemical Holdings Corp.	1,500	5,170
Mitsubishi Gas Chemical Co., Inc.	1,000	4,318
Mitsui Chemicals, Inc.	1,000	2,455
Nitto Denko Corp.	200	4,107
Novozymes AS "B"	1,832	132,437
Orica Ltd.	303	3,122
Potash Corp. of Saskatchewan, Inc.	2,501	202,255
Shin-Etsu Chemical Co., Ltd.	700	34,357
Showa Denko KK	2,000	2,492
Solvay SA	1,735	121,475
Sumitomo Chemical Co., Ltd.	2,000	6,871
Syngenta AG (Registered)	264	53,074
Teijin Ltd.	2,000	4,362
Terra Industries, Inc.	37,351	1,049,190
The Mosaic Co.	17,800	747,244
Toray Industries, Inc.	2,000	8,107
Ube Industries Ltd.	2,000	3,624
Umicore	4,208	77,564
Yara International ASA	6,460	142,278
		6,285,461
Construction Materials 0.2%
CRH PLC	27,831	598,616
Fletcher Building Ltd.	2,851	9,783
Holcim Ltd. (Registered)	596	21,192
Imerys SA	70	2,558
Lafarge SA	186	8,350
		640,499
Containers & Packaging 0.1%
Bway Holding Co.*	4,700	37,083
Rock-Tenn Co. "A"	8,100	219,105
Silgan Holdings, Inc.	4,300	225,922
Toyo Seikan Kaisha Ltd.	500	7,382
		489,492
Metals & Mining 0.7%
Acerinox SA	7,867	91,289
Agnico-Eagle Mines Ltd.	100	5,748
Allegheny Technologies, Inc.	21,300	467,109
Anglo American PLC	1,291	21,888
ArcelorMittal	16,821	340,445
Barrick Gold Corp.	700	22,658
BHP Billiton Ltd.	24,324	542,153
BHP Billiton PLC	2,435	48,211
BlueScope Steel Ltd.	707	1,268
Cliffs Natural Resources, Inc.	31,700	575,672
Eramet	7	1,535
First Quantum Minerals Ltd.	100	2,816
Fortescue Metals Group Ltd.*	1,040	1,855
Goldcorp, Inc.	500	16,831
JFE Holdings, Inc.	800	17,677
Kinross Gold Corp.	500	9,085
Kobe Steel Ltd.	4,000	5,181
Lonmin PLC	148	3,014
Mitsubishi Materials Corp.	2,000	5,393
Newcrest Mining Ltd.	392	8,890
Nippon Steel Corp.	7,000	18,939
Nisshin Steel Co., Ltd.	2,000	3,397
Norsk Hydro ASA	23,900	90,902
Outokumpu Oyj	2,744	29,678
OZ Minerals Ltd.	1,529	590
Rautaruukki Oyj	1,998	31,937
Rio Tinto Ltd.	278	10,908
Rio Tinto PLC	1,068	35,761
Salzgitter AG	47	2,635
Sherritt International Corp.	2,600	6,119
SSAB Svenskt Stal AB "A"*	2,890	24,542
Sumitomo Metal Industries Ltd.	8,000	16,265
Sumitomo Metal Mining Co., Ltd.	1,000	9,680
Teck Cominco Ltd. "B"	324	1,812
ThyssenKrupp AG	563	9,862
Vedanta Resources PLC	306	2,958
voestalpine AG	162	2,123
Xstrata PLC	31,718	211,627
Yamana Gold, Inc.	400	3,734
		2,702,187
Paper & Forest Products 0.4%
Clearwater Paper Corp.*	771	6,191
International Paper Co.	197,900	1,393,216
Oji Paper Co., Ltd.	2,000	8,169
Stora Enso Oyj "R"*	12,918	45,739
Svenska Cellulosa AB "B"	10,245	77,779
UPM-Kymmene Oyj	11,597	66,896
		1,597,990
Telecommunication Services 3.0%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	91,941	2,316,913
Atlantic Tele-Network, Inc.	5,900	113,162
BCE, Inc.	2,200	43,833
Belgacom SA	732	22,927
BT Group PLC	13,010	14,557
Cable & Wireless PLC	4,236	8,466
Deutsche Telekom AG (Registered)	42,147	524,323
Elisa Oyj	666	9,695
France Telecom SA	7,056	160,460
Koninklijke (Royal) KPN NV	9,557	127,809
Nippon Telegraph & Telephone Corp.	6,919	262,793
NTELOS Holdings Corp.	1,900	34,466
Portugal Telecom SGPS SA (Registered)	16,163	125,270
Singapore Telecommunications Ltd.	145,000	241,365
Swisscom AG (Registered)	412	115,593
Tele2 AB "B"	2,100	17,721
Telecom Corp. of New Zealand Ltd.	208,369	271,680
Telecom Italia SpA	60,758	77,988
Telecom Italia SpA (RSP)	37,874	38,619
Telefonica SA	32,240	643,898
Telekom Austria AG	8,824	133,349
Telenor ASA	37,900	217,370
TeliaSonera AB	16,839	81,171
Telstra Corp., Ltd.	47,039	105,019
Telus Corp.	300	8,252
Telus Corp. (Non-Voting Shares)	600	15,709
Verizon Communications, Inc.	139,366	4,208,853
		9,941,261
Wireless Telecommunication Services 0.6%
China Mobile Ltd.	48,000	418,783
iPCS, Inc.*	3,700	35,927
KDDI Corp.	13	61,344
Millicom International Cellular SA (SDR)	550	20,641
Mobistar SA	78	4,931
NTT DoCoMo, Inc.	69	94,144
Rogers Communications, Inc. "B"	1,900	43,778
Softbank Corp.	3,300	42,147
United States Cellular Corp.*	28,100	936,854
USA Mobility, Inc.	16,900	155,649
Vodafone Group PLC	315,532	551,235
		2,365,433
Utilities 2.6%
Electric Utilities 1.4%
Acciona SA	140	14,377
American Electric Power Co., Inc.	26,600	671,916
Cheung Kong Infrastructure Holdings Ltd.	2,000	7,988
Chubu Electric Power Co., Inc.	1,800	39,605
Chugoku Electric Power Co., Inc.	1,000	21,708
Cleco Corp.	10,300	223,407
CLP Holdings Ltd.	16,000	108,287
Duke Energy Corp.	64,900	929,368
E.ON AG	14,282	397,544
Edison International	55,564	1,600,799
EDP — Energias de Portugal SA	34,129	118,548
Electricite de France	563	22,110
Empire District Electric Co.	14,300	206,492
Enel SpA	26,639	127,768
FirstEnergy Corp.	4,300	165,980
Fortis, Inc.	2,400	42,145
Fortum Oyj	20,708	394,170
Hokkaido Electric Power Co., Inc.	900	18,062
Hokuriku Electric Power Co.	700	16,809
HongKong Electric Holdings Ltd.	11,000	65,715
Iberdrola SA	11,710	82,227
Kansai Electric Power Co., Inc.	2,100	45,637
Kyushu Electric Power Co., Inc.	1,100	24,623
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) "A"	104	3,953
Red Electrica Corporacion SA	340	13,272
Scottish & Southern Energy PLC	2,778	44,120
Shikoku Electric Power Co., Inc.	700	18,699
Terna — Rete Elettrica Nationale SpA	9,810	30,560
Tohoku Electric Power Co., Inc.	1,400	30,749
Tokyo Electric Power Co., Inc.	3,300	82,377
Union Fenosa SA	872	20,855
		5,589,870
Gas Utilities 0.2%
Chesapeake Utilities Corp.	1,800	54,864
Enagas	468	6,638
Gas Natural SDG SA	529	7,234
Hong Kong & China Gas Co., Ltd.	31,900	50,468
Osaka Gas Co., Ltd.	7,000	21,835
Snam Rete Gas SpA	5,100	27,376
South Jersey Industries, Inc.	2,000	70,000
Tokyo Gas Co., Ltd.	7,000	24,447
UGI Corp.	25,200	594,972
WGL Holdings, Inc.	6,000	196,800
		1,054,634
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	32,000	185,920
Electric Power Development Co., Ltd.	500	14,852
Iberdrola Renovables*	2,330	9,666
International Power PLC	5,837	17,494
Mirant Corp.*	53,900	614,460
TransAlta Corp.	3,100	45,364
		887,756
Multi-Utilities 0.7%
A2A SpA	6,205	9,417
AGL Energy Ltd.	28,611	298,128
Avista Corp.	6,500	89,570
Canadian Utilities Ltd. "A"	700	20,404
Centrica PLC	13,500	44,145
Consolidated Edison, Inc.	21,500	851,615
Dominion Resources, Inc.	12,700	393,573
DTE Energy Co.	10,100	279,770
GDF Suez	3,080	105,897
National Grid PLC	7,320	56,278
PG&E Corp.	4,200	160,524
RWE AG	903	63,486
Sempra Energy	6,800	314,432
Suez Environnement SA*	371	5,458
United Utilities Group PLC	1,989	13,780
Veolia Environnement	1,072	22,339
		2,728,816
Water Utilities 0.1%
American Water Works Co., Inc.	8,100	155,844
California Water Service Group	3,300	138,138
Severn Trent PLC	708	10,040
		304,022
Total Common Stocks (Cost $274,392,686)		228,946,163

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	80	3,767
Volkswagen AG	92	5,305
		9,072
Consumer Staples 0.0%
Henkel AG & Co. KGaA	1,331	36,185
Health Care 0.0%
Fresenius SE	309	14,200
Total Preferred Stocks (Cost $131,259)		59,457

Rights 0.0%
Consumer Discretionary 0.0%
Seat Pagine Gialle SpA, Expiration Date 4/17/2009*	137	855
Financials 0.0%
Banco Espirito Santo SA, Expiration Date 4/7/2009*	10,996	17,531
Fortis, Expiration Date 7/4/2014*	9,978	0
HSBC Holdings PLC, Expiration Date 4/3/2009*	23,479	47,501
Royal Bank of Scotland Group PLC, Expiration Date 4/6/2009*	5,178	0
		65,032
Materials 0.0%
CRH PLC, Expiration Date 4/6/2009*	3,657	79,683
Total Rights (Cost $196,726)		145,570

Exchange Traded Funds 3.6%
iShares MSCI Japan Index Fund	87,131	689,206
Vanguard Emerging Markets ETF	583,048	13,759,933
Total Exchange Traded Funds (Cost $12,830,228)		14,449,139

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 9.4%
Consumer Discretionary 1.7%
AMC Entertainment, Inc., 8.0%, 3/1/2014	70,000	57,400
American Achievement Corp., 144A, 8.25%, 4/1/2012	20,000	14,500
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	30,425	4,564
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	45,000	21,150
8.0%, 3/15/2014	20,000	9,700
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	135,000	76,950
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**	35,000	2,450
Carrols Corp., 9.0%, 1/15/2013	25,000	21,500
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	95,000	104,359
Cox Communications, Inc., 144A, 8.375%, 3/1/2039	560,000	525,420
CSC Holdings, Inc.:
6.75%, 4/15/2012	30,000	28,875
Series B, 7.625%, 4/1/2011	40,000	39,700
DIRECTV Holdings LLC, 7.625%, 5/15/2016	100,000	98,000
DISH DBS Corp.:
6.375%, 10/1/2011	70,000	67,550
6.625%, 10/1/2014	65,000	58,175
7.125%, 2/1/2016	50,000	44,750
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015	40,000	1,200
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	40,000	28,800
Group 1 Automotive, Inc., 8.25%, 8/15/2013	20,000	15,400
Hertz Corp., 8.875%, 1/1/2014	80,000	48,500
Idearc, Inc., 8.0%, 11/15/2016**	85,000	2,231
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	25,000	13,375
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	25,000	14,750
Kabel Deutschland GmbH, 10.625%, 7/1/2014	75,000	75,750
Lamar Media Corp., Series C, 6.625%, 8/15/2015	25,000	18,000
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	60,000	45,000
News America, Inc., 144A, 7.85%, 3/1/2039	615,000	526,845
Norcraft Holdings LP, 9.75%, 9/1/2012	125,000	98,750
Penske Automotive Group, Inc., 7.75%, 12/15/2016	75,000	37,500
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	25,000	22,000
Quebecor Media, Inc., 7.75%, 3/15/2016	25,000	19,000
Reader's Digest Association, Inc., 9.0%, 2/15/2017	25,000	1,438
Sabre Holdings Corp., 8.35%, 3/15/2016	40,000	15,200
Seminole Hard Rock Entertainment, Inc., 144A, 3.82%***, 3/15/2014	50,000	26,000
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	35,000	14,525
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	125,000	1,250
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	45,000	13,275
TCI Communications, Inc., 8.75%, 8/1/2015	1,085,000	1,170,560
Time Warner Cable, Inc.:
5.4%, 7/2/2012	631,000	609,512
6.75%, 7/1/2018 (b)	490,000	459,965
Time Warner, Inc.:
5.5%, 11/15/2011	425,000	419,309
7.7%, 5/1/2032	235,000	211,320
9.125%, 1/15/2013	535,000	562,034
Travelport LLC, 5.886%***, 9/1/2014	35,000	11,200
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**	10,000	800
United Components, Inc., 9.375%, 6/15/2013	5,000	1,950
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	110,000	128,609
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	50,000	55,469
144A, 8.0%, 11/1/2016 EUR	50,000	50,819
Viacom, Inc.:
5.75%, 4/30/2011	678,000	660,480
6.75%, 10/5/2037	360,000	254,771
Videotron Ltd., 144A, 9.125%, 4/15/2018	15,000	15,244
		6,825,874
Consumer Staples 0.5%
Alliance One International, Inc., 8.5%, 5/15/2012	20,000	17,000
Altria Group, Inc.:
8.5%, 11/10/2013	30,000	32,537
9.7%, 11/10/2018	15,000	16,328
CVS Caremark Corp., 6.302%, 6/1/2037	1,336,000	801,600
Delhaize America, Inc., 9.0%, 4/15/2031	85,000	90,342
Miller Brewing Co., 144A, 5.5%, 8/15/2013	835,000	804,234
PepsiAmericas, Inc., 4.375%, 2/15/2014	350,000	349,961
		2,112,002
Energy 1.5%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	80,000	58,400
Belden & Blake Corp., 8.75%, 7/15/2012	205,000	142,475
Bristow Group, Inc., 7.5%, 9/15/2017	35,000	26,250
Chaparral Energy, Inc., 8.5%, 12/1/2015	45,000	15,525
Chesapeake Energy Corp.:
6.25%, 1/15/2018	50,000	39,000
6.875%, 1/15/2016	145,000	121,800
7.25%, 12/15/2018	70,000	57,487
7.5%, 6/15/2014	15,000	13,538
Colorado Interstate Gas Co., 6.8%, 11/15/2015	20,000	18,748
Delta Petroleum Corp., 7.0%, 4/1/2015	65,000	20,800
Devon Energy Corp., 6.3%, 1/15/2019	15,000	14,635
Dynegy Holdings, Inc., 6.875%, 4/1/2011	15,000	13,350
El Paso Corp.:
7.25%, 6/1/2018	90,000	76,500
7.75%, 6/15/2010	15,000	14,778
9.625%, 5/15/2012	34,000	32,634
EXCO Resources, Inc., 7.25%, 1/15/2011	60,000	46,500
Forest Oil Corp., 144A, 7.25%, 6/15/2019	20,000	15,800
Frontier Oil Corp.:
6.625%, 10/1/2011	25,000	24,375
8.5%, 9/15/2016	50,000	49,250
KCS Energy, Inc., 7.125%, 4/1/2012	155,000	140,275
Marathon Oil Corp., 7.5%, 2/15/2019	470,000	473,520
Mariner Energy, Inc.:
7.5%, 4/15/2013	35,000	25,900
8.0%, 5/15/2017	25,000	16,500
Newfield Exploration Co., 7.125%, 5/15/2018	60,000	53,100
OPTI Canada, Inc.:
7.875%, 12/15/2014	60,000	26,250
8.25%, 12/15/2014	110,000	49,225
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	20,000	17,600
9.125%, 7/15/2013	20,000	19,200
Plains Exploration & Production Co.:
7.0%, 3/15/2017	40,000	31,800
7.625%, 6/1/2018	70,000	56,700
Quicksilver Resources, Inc., 7.125%, 4/1/2016	110,000	52,250
Rockies Express Pipeline LLC, 144A, 7.5%, 7/15/2038	375,000	353,049
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	10,000	9,650
SPI Electricity Property Ltd., 144A, 7.25%, 12/1/2016	2,875,000	2,885,295
Stone Energy Corp.:
6.75%, 12/15/2014	60,000	23,700
8.25%, 12/15/2011	110,000	57,750
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	15,000	12,944
TEPPCO Partners LP, 7.625%, 2/15/2012	35,000	34,635
Tesoro Corp., 6.5%, 6/1/2017	40,000	30,200
TransCanada PipeLines Ltd.:
7.125%, 1/15/2019	20,000	20,868
7.625%, 1/15/2039	15,000	14,832
Transocean, Inc., Series B, 1.5%, 12/15/2037	410,000	351,575
Weatherford International Ltd., 9.875%, 3/1/2039	420,000	413,002
Whiting Petroleum Corp.:
7.25%, 5/1/2012	45,000	37,013
7.25%, 5/1/2013	5,000	3,925
Williams Companies, Inc., 8.125%, 3/15/2012	135,000	137,025
		6,149,628
Financials 2.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	85,000	32,725
ANZ National International Ltd., 144A, 6.2%, 7/19/2013	400,000	385,707
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 2/24/2012, 11.0% to 6/30/2015	52,000	18,970
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	20,000	1,200
Citigroup, Inc.:
4.125%, 2/22/2010	385,000	371,605
6.5%, 8/19/2013	520,000	477,836
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	420,000	327,510
144A, 8.0%, 1/15/2011	1,180,000	1,068,794
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	760,000	380,337
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	300,000	213,587
7.875%, 6/15/2010	10,000	8,264
FPL Group Capital, Inc., 6.65%, 6/15/2067	1,037,000	746,640
GMAC LLC, 144A, 6.875%, 9/15/2011	186,000	132,175
Hawker Beechcraft Acquisition Co., LLC, 8.875%, 4/1/2015 (PIK)	70,000	7,875
HBOS PLC, 144A, 6.75%, 5/21/2018	185,000	142,709
Hexion US Finance Corp., 9.75%, 11/15/2014	10,000	2,200
Inmarsat Finance PLC, 10.375%, 11/15/2012	135,000	138,375
iPayment, Inc., 9.75%, 5/15/2014	40,000	20,800
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	40,000	4,000
Merrill Lynch & Co., Inc.:
Series C, 5.45%, 7/15/2014	169,000	128,044
6.22%, 9/15/2026	100,000	49,363
MetLife, Inc., 7.717%, 2/15/2019 (b)	760,000	681,462
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	695,000	634,737
Morgan Stanley:
5.05%, 1/21/2011	700,000	688,238
Series F, 6.0%, 4/28/2015	975,000	920,515
National City Corp., 4.0%, 2/1/2011	785,000	715,331
NiSource Finance Corp., 7.875%, 11/15/2010	65,000	63,872
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	64,000
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,135,000	646,950
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	30,000	29,925
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	5,000	5,100
Shell International Finance BV, 6.375%, 12/15/2038	510,000	537,042
Sprint Capital Corp.:
7.625%, 1/30/2011	30,000	27,750
8.375%, 3/15/2012	15,000	13,500
StanCorp Financial Group, Inc., 6.9%, 6/1/2067	720,000	352,776
Symetra Financial Corp., 144A, 8.3%, 10/15/2037	340,000	110,500
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	105,000	263
UCI Holdco, Inc., 9.32%***, 12/15/2013 (PIK)	55,309	4,425
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	305,000	286,795
Universal City Development Partners Ltd., 11.75%, 4/1/2010	185,000	158,638
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	10,000	9,975
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	50,000	58,126
144A, 10.75%, 12/1/2015	75,000	74,250
Xstrata Finance Canada Ltd., 144A, 5.8%, 11/15/2016	711,000	456,877
		11,199,763
Health Care 0.2%
Boston Scientific Corp., 6.0%, 6/15/2011	50,000	48,500
Community Health Systems, Inc., 8.875%, 7/15/2015	180,000	170,100
HCA, Inc.:
9.125%, 11/15/2014	60,000	56,400
9.25%, 11/15/2016	190,000	172,900
9.625%, 11/15/2016 (PIK)	65,000	51,838
HEALTHSOUTH Corp., 10.75%, 6/15/2016	25,000	24,500
IASIS Healthcare LLC, 8.75%, 6/15/2014	70,000	65,800
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	15,000	13,538
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	45,000	26,100
The Cooper Companies, Inc., 7.125%, 2/15/2015	75,000	67,687
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	15,000	12,450
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	125,000	110,312
		820,125
Industrials 0.2%
Actuant Corp., 6.875%, 6/15/2017	25,000	21,188
Allied Waste North America, Inc., 6.5%, 11/15/2010	25,000	24,875
ARAMARK Corp., 8.5%, 2/1/2015	15,000	13,800
BE Aerospace, Inc., 8.5%, 7/1/2018	70,000	58,362
Belden, Inc., 7.0%, 3/15/2017	30,000	24,600
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	90,000	78,958
Cenveo Corp., 144A, 10.5%, 8/15/2016	35,000	19,644
Esco Corp.:
144A, 5.195%***, 12/15/2013	35,000	22,050
144A, 8.625%, 12/15/2013	40,000	30,400
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	30,000	24,000
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	30,000	10,500
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	60,000	47,400
7.625%, 12/1/2013	110,000	89,100
9.375%, 5/1/2012	95,000	86,450
Kansas City Southern Railway Co., 8.0%, 6/1/2015	65,000	53,787
Mobile Mini, Inc., 9.75%, 8/1/2014	40,000	29,700
Moog, Inc., 144A, 7.25%, 6/15/2018	15,000	13,838
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	60,000	34,200
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	110,000	6,050
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	35,000	28,350
Titan International, Inc., 8.0%, 1/15/2012	130,000	101,400
TransDigm, Inc., 7.75%, 7/15/2014	20,000	18,650
United Rentals North America, Inc.:
6.5%, 2/15/2012	80,000	64,000
7.0%, 2/15/2014	105,000	53,025
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	25,000	9,750
		964,077
Information Technology 0.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	110,000	41,800
Alion Science & Technology Corp., 10.25%, 2/1/2015	25,000	3,750
Cisco Systems, Inc., 5.9%, 2/15/2039	670,000	615,607
L-3 Communications Corp.:
5.875%, 1/15/2015	125,000	115,937
Series B, 6.375%, 10/15/2015	60,000	56,550
7.625%, 6/15/2012	120,000	120,450
MasTec, Inc., 7.625%, 2/1/2017	50,000	40,688
SunGard Data Systems, Inc., 10.25%, 8/15/2015	95,000	66,500
		1,061,282
Materials 0.4%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	20,000	12,050
ARCO Chemical Co., 9.8%, 2/1/2020**	285,000	28,500
Cascades, Inc., 7.25%, 2/15/2013	35,000	19,513
Chemtura Corp., 6.875%, 6/1/2016**	30,000	13,500
Clondalkin Acquisition BV, 144A, 3.32%***, 12/15/2013	75,000	47,062
CPG International I, Inc., 10.5%, 7/1/2013	60,000	28,200
Exopack Holding Corp., 11.25%, 2/1/2014	130,000	59,150
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 2/1/2014	10,000	9,800
8.25%, 4/1/2015	90,000	86,175
8.375%, 4/1/2017	175,000	163,625
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	35,000	32,375
9.5%, 12/1/2011	30,000	29,962
Hexcel Corp., 6.75%, 2/1/2015	155,000	130,975
Innophos, Inc., 8.875%, 8/15/2014	15,000	12,300
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	100,000	81,500
Metals USA Holdings Corp., 7.435%***, 7/1/2012 (PIK)	20,544	4,828
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	15,000	5,025
NewMarket Corp., 7.125%, 12/15/2016	80,000	63,400
NewPage Corp., 10.0%, 5/1/2012	85,000	29,537
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	50,000	57,130
Rhodia SA, 144A, 5.362%***, 10/15/2013 EUR	50,000	34,544
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	499,000	280,271
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	80,000	73,600
The Mosaic Co., 144A, 7.375%, 12/1/2014	110,000	107,800
Witco Corp., 6.875%, 2/1/2026**	15,000	3,900
Wolverine Tube, Inc., 10.5%, 4/1/2009	65,000	55,900
Xstrata Canada Corp., 6.0%, 10/15/2015	160,000	112,581
		1,583,203
Telecommunication Services 0.4%
BCM Ireland Preferred Equity Ltd., 144A, 8.959%***, 2/15/2017 (PIK) EUR	56,161	2,894
Centennial Communications Corp.:
10.0%, 1/1/2013	25,000	26,563
10.125%, 6/15/2013	65,000	67,275
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	95,000	90,725
8.375%, 1/15/2014	40,000	37,600
Cricket Communications, Inc.:
9.375%, 11/1/2014	85,000	80,963
144A, 10.0%, 7/15/2015	70,000	67,375
Frontier Communications Corp.:
6.25%, 1/15/2013	40,000	36,250
9.25%, 5/15/2011	20,000	20,300
Hellas Telecommunications Luxembourg V, 144A, 6.112%***, 10/15/2012 EUR	200,000	128,874
Intelsat Corp., 144A, 9.25%, 6/15/2016	165,000	152,625
iPCS, Inc., 3.295%***, 5/1/2013	15,000	11,250
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	105,000	101,850
Millicom International Cellular SA, 10.0%, 12/1/2013	155,000	151,512
Qwest Corp.:
7.25%, 9/15/2025	15,000	9,900
7.875%, 9/1/2011	90,000	88,650
8.875%, 3/15/2012	20,000	19,750
Sprint Nextel Corp., 6.0%, 12/1/2016	45,000	32,175
Stratos Global Corp., 9.875%, 2/15/2013	30,000	27,900
Telesat Canada, 144A, 11.0%, 11/1/2015	110,000	91,300
Virgin Media Finance PLC:
8.75%, 4/15/2014	90,000	85,050
8.75%, 4/15/2014 EUR	20,000	23,516
Windstream Corp.:
7.0%, 3/15/2019	40,000	35,200
8.625%, 8/1/2016	10,000	9,825
		1,399,322
Utilities 1.5%
AES Corp.:
144A, 8.0%, 6/1/2020	70,000	56,700
144A, 8.75%, 5/15/2013	230,000	226,550
9.5%, 6/1/2009	50,000	49,937
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	300,000	303,426
CenterPoint Energy Houston Electric LLC, Series U, 7.0%, 3/1/2014	15,000	15,643
CMS Energy Corp., 8.5%, 4/15/2011	175,000	175,930
Dominion Resources, Inc., 7.5%, 6/30/2066	900,000	558,000
Edison Mission Energy, 7.0%, 5/15/2017	40,000	29,200
Electricite de France, 144A, 6.95%, 1/26/2039	305,000	302,305
Energy East Corp., 6.75%, 6/15/2012	970,000	952,773
Energy Future Holdings Corp., 10.875%, 11/1/2017	45,000	29,025
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	490,000	490,444
Integrys Energy Group, Inc., 6.11%, 12/1/2066	795,000	421,350
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	35,000	30,975
Jersey Central Power & Light Co., 6.15%, 6/1/2037	580,000	473,129
Knight, Inc., 6.5%, 9/1/2012	60,000	55,950
Mirant Americas Generation LLC, 8.3%, 5/1/2011	90,000	87,300
Mirant North America LLC, 7.375%, 12/31/2013	25,000	22,625
NRG Energy, Inc.:
7.25%, 2/1/2014	80,000	75,200
7.375%, 1/15/2017	60,000	55,800
7.375%, 2/1/2016	70,000	65,100
NV Energy, Inc.:
6.75%, 8/15/2017	85,000	67,459
8.625%, 3/15/2014	15,000	14,138
Oncor Electric Delivery Co., 7.0%, 9/1/2022	30,000	27,976
PacifiCorp, 5.5%, 1/15/2019	20,000	20,475
Pepco Holdings, Inc., 6.45%, 8/15/2012	640,000	640,356
Regency Energy Partners LP, 8.375%, 12/15/2013	50,000	42,500
Reliant Energy, Inc., 7.875%, 6/15/2017	55,000	43,450
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015	185,000	92,500
Union Electric Co., 6.4%, 6/15/2017	555,000	533,214
		5,959,430
Total Corporate Bonds (Cost $45,393,528)		38,074,706

Asset-Backed 0.5%
Home Equity Loans
Bayview Financial Acquisition Trust, "1A1", Series 2006-A, 5.614%, 2/28/2041	138,042	132,323
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	184,574	172,898
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,319,411	500,064
"A6", Series 2006-15, 5.826%, 10/25/2046	450,000	202,742
"A1B", Series 2007-S1, 5.888%, 11/25/2036	405,175	257,373
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,295,000	603,260
Total Asset-Backed (Cost $3,784,885)		1,868,660

Commercial Mortgage-Backed Securities 1.8%
Banc of America Commercial Mortgage, Inc.:
"AM", Series 2007-2, 5.699%***, 4/10/2049	640,000	284,322
"AM", Series 2007-4, 5.812%***, 2/10/2051	375,000	151,149
"ASB", Series 2008-1, 6.173%, 2/10/2051	550,000	439,270
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW17, 5.694%, 6/11/2050	1,180,000	872,295
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A2B", Series 2007-CD4, 5.205%, 12/11/2049	425,000	340,763
CW Capital Cobalt Ltd., "AAB", Series 2007-C2, 5.416%, 4/15/2047	125,000	97,344
GS Mortgage Securities Corp. II:
"A2", Series 2007-GG10, 5.778%, 8/10/2045	2,130,000	1,796,411
"AM", Series 2007-GG10, 5.799%***, 8/10/2045	360,000	133,200
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB20, 5.688%, 2/12/2051	350,000	275,039
"ASB", Series 2007-CB19, 5.73%***, 2/12/2049	1,280,000	1,018,151
"A2", Series 2007-LD11, 5.804%***, 6/15/2049	150,000	119,725
"A4", Series 2007-LD12, 5.882%, 2/15/2051	273,000	193,013
"AM", Series 2007-LD12, 6.062%***, 2/15/2051	825,000	333,546
JPMorgan Mortgage Trust, "1A1", Series 2008-R2, 144A, 5.74%***, 7/27/2037	641,415	320,708
Merrill Lynch/Countrywide Commercial Mortgage Trust:
"ASB", Series 2007-9, 5.644%, 9/12/2049	450,000	349,663
"ASB", Series 2007-7, 5.745%, 6/12/2050	700,000	549,224
Total Commercial Mortgage-Backed Securities (Cost $8,772,057)		7,273,823

Collateralized Mortgage Obligations 6.1%
Banc of America Mortgage Securities, "3A1", Series 2003-H, 4.526%***, 9/25/2033	852,240	729,751
Bear Stearns Adjustable Rate Mortgage Trust:
"3A1", Series 2007-5, 5.977%***, 8/25/2047	1,125,248	601,737
"22A1", Series 2007-4, 5.993%***, 6/25/2047	882,747	455,815
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.285%***, 12/25/2035	975,285	628,623
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,016,972	878,409
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	635,567	523,884
"A6", Series 2004-14T2, 5.5%, 8/25/2034	561,556	495,644
"1A1", Series 2004-J1, 6.0%, 2/25/2034	115,598	106,856
Credit Suisse Mortgage Capital Certificates, Inc., "3A1", Series 2006-9, 6.0%, 11/25/2036	453,672	224,284
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,121,608	1,155,701
"BG", Series 2869, 5.0%, 7/15/2033	315,000	331,781
"NE", Series 2802, 5.0%, 2/15/2033	880,000	924,197
"PD", Series 2904, 5.5%, 3/15/2033	325,000	339,683
"XD", Series 2966, 5.5%, 9/15/2033	1,305,000	1,368,436
Federal National Mortgage Association:
"YD", Series 2005-94, 4.5%, 8/25/2033	1,445,000	1,463,147
"EA", Series 2008-54, 5.0%, 7/25/2019	1,572,820	1,657,747
GMAC Mortgage Corp. Loan Trust, "4A1", Series 2005-AR6, 5.467%***, 11/19/2035	999,181	601,798
JPMorgan Mortgage Trust:
"3A3", Series 2004-A3, 4.957%***, 7/25/2034	1,380,000	655,212
"2A4", Series 2006-A2, 5.754%***, 4/25/2036	2,000,000	976,454
"2A1" Series 2006-A5, 5.82%***, 8/25/2036	917,010	505,023
Lehman Mortgage Trust, "3A3", Series 2006-1, 5.5%, 2/25/2036	1,086,036	758,378
MASTR Adjustable Rate Mortgages Trust:
"3A6",Series 2004-13, 3.788%***, 11/21/2034	1,185,000	798,516
"B1", Series 2004-13, 4.345%***, 12/21/2034	1,352,976	487,476
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	175,000	97,143
New York Mortgage Trust, "2A3", Series 2006-1, 5.653%***, 5/25/2036	1,400,000	689,907
Residential Accredit Loans, Inc., "A3", Series 2004-QS11, 5.5%, 8/25/2034	395,121	323,135
Structured Adjustable Rate Mortgage Loan Trust, "6A3", Series 2005-21, 5.4%***, 11/25/2035	1,190,000	454,181
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	296,954	202,393
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR16, 5.099%***, 12/25/2035	1,305,000	631,276
"1A3A", Series 2005-AR18, 5.244%***, 1/25/2036	1,625,000	851,891
"1A1", Series 2006-AR18, 5.307%***, 1/25/2037	1,113,606	538,461
"1A3", Series 2006-AR8, 5.844%***, 8/25/2046	1,395,000	629,347
Wells Fargo Mortgage Backed Securities Trust:
"2A5", Series 2006-AR2, 5.077%***, 3/25/2036	3,237,548	1,853,087
"3A2", Series 2006-AR8, 5.237%***, 4/25/2036	2,070,000	938,789
"A6", Series 2006-AR11, 5.51%***, 8/25/2036	1,995,000	947,873
Total Collateralized Mortgage Obligations (Cost $37,806,362)		24,826,035

Mortgage-Backed Securities Pass-Throughs 6.0%
Federal Home Loan Mortgage Corp.:
4.5%, 11/1/2018	972,470	1,008,786
5.5%, 10/1/2023	737,290	768,221
5.518%***, 2/1/2038	24,504	25,197
6.0%, 3/1/2038	399,737	418,553
6.5%,with various maturities from 1/1/2035 until 8/1/2038	1,367,243	1,456,939
Federal National Mortgage Association:
4.5%,with various maturities from 7/1/2020 until 10/1/2033	2,953,883	3,042,493
5.0%, 9/1/2033	1,222,346	1,265,797
5.5%,with various maturities from 1/1/2020 until 9/1/2036	8,925,145	9,313,914
6.0%,with various maturities from 1/1/2024 until 2/1/2037	1,843,706	1,935,838
6.5%,with various maturities from 5/1/2023 until 11/1/2037	3,164,302	3,357,527
7.0%, 4/1/2038	1,089,354	1,162,162
9.0%, 11/1/2030	53,056	58,459
Government National Mortgage Association, 5.5%, 1/15/2039	532,150	555,162
Total Mortgage-Backed Securities Pass-Throughs (Cost $23,286,756)		24,369,048

Preferred Security 0.1%
Financials
Stoneheath Re, 6.868%, 10/15/2011 (c) (Cost $1,464,849)	1,460,000	350,400

Municipal Bonds and Notes 1.1%
Arizona, Salt River Project, Agricultural Improvement & Power District, Electric Systems Revenue, Series A, 5.0%, 1/1/2038	480,000	476,342
Central Puget Sound, WA, Regional Transportation Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036	295,000	291,938
Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035	500,000	492,785
Hammond, IN, Redevelopment Authority Lease Rent Revenue, Hammond Marina Project, 5.57%, 2/1/2014 (d)	610,000	585,631
Palm Beach County, FL, Public Improvement Revenue, 5.0%, 5/1/2038	390,000	377,220
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Windsor at Potomac, Series T, 6.6%, 7/1/2015	1,475,000	1,484,292
Whittier, CA, Redevelopment Agency, Tax Allocation, Housing Projects, Series B, 6.09%, 11/1/2038 (d)	1,400,000	767,396
Total Municipal Bonds and Notes (Cost $5,138,368)		4,475,604

Government & Agency Obligations 9.2%
US Treasury Obligations
US Treasury Bills:
0.04%****, 5/21/2009 (e)	98,000	97,979
0.13%****, 6/11/2009 (e)	3,358,000	3,356,795
0.23%****, 6/18/2009 (e)	39,000	38,987
0.29%****, 6/18/2009 (e)	1,804,000	1,803,374
US Treasury Bond, 4.5%, 5/15/2038 (b)	3,048,000	3,558,540
US Treasury Notes:
0.875%, 2/28/2011 (b)	12,573,000	12,597,014
1.375%, 3/15/2012 (b)	7,146,000	7,195,686
1.875%, 2/28/2014 (b)	455,000	459,978
2.375%, 3/31/2016	3,545,000	3,567,986
2.75%, 2/15/2019 (b)	4,169,000	4,191,804
4.875%, 5/31/2011 (b) (e)	500,000	543,594
Total Government & Agency Obligations (Cost $37,193,693)		37,411,737
	Shares	Value ($)

Securities Lending Collateral 7.0%
Daily Assets Fund Institutional, 0.78% (f) (g) (Cost $28,246,581)	28,246,581	28,246,581

Cash Equivalents 4.8%
Cash Management QP Trust, 0.53% (f) (Cost $19,384,491)	19,384,491	19,384,491
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $498,022,469)+	106.2	429,881,414
Other Assets and Liabilities, Net	(6.2)	(25,204,235)
Net Assets	100.0	404,677,179
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	285,000	USD	253,650	28,500
CanWest MediaWorks LP	9.25%	8/1/2015	35,000	USD	32,944	2,450
Chemtura Corp.	6.875%	6/1/2016	30,000	USD	27,169	13,500
Idearc, Inc.	8.0%	11/15/2016	85,000	USD	64,213	2,231
Tropicana Entertainment LLC	9.625%	12/15/2014	105,000	USD	54,144	263
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	10,000	USD	7,225	800
Witco Corp.	6.875%	2/1/2026	15,000	USD	11,850	3,900
					451,195	51,644
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2009.
**** Annualized yield at time of purchase; not a coupon rate
+ The cost for federal income tax purposes was $503,742,192. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $73,860,778. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,767,908 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $86,628,686.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2009 amounted to $27,643,971, which is 6.8% of net assets.
(c) Date shown is call date; not a maturity date for the perpetual preferred securities.
(d) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Guaranty Insurance Company	0.2
National Public Finance Guarantee Corp.	0.1
(e) At March 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of income is paid in kind.

PPS: Price Protected Shares

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presenation purposes in this investment portfolio.

At March 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
5 Year US Treasury Note	6/30/2009	167	19,518,584	19,833,859	315,275
ASX SPI 200 Index	6/18/2009	3	175,078	185,971	10,893
DJ Euro Stoxx 50 Index	6/19/2009	25	645,451	661,975	16,524
Federal Republic of Germany Euro-Bund	6/8/2009	4	655,326	661,271	5,945
FTSE 100 Index	6/19/2009	112	6,065,353	6,243,319	177,966
Nikkei 225 Index	6/11/2009	4	140,917	167,300	26,383
Russell E Mini 2000 Index	6/19/2009	42	1,644,609	1,769,460	124,851
S&P TSE 60 Index	6/18/2009	1	79,634	83,439	3,805
United Kingdom Long Gilt Bond	6/26/2009	76	13,217,446	13,435,877	218,431
Total unrealized appreciation					900,073

At March 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	6/16/2009	78	9,441,926	9,678,094	(236,168)
S&P E-Mini 500 Index	6/19/2009	126	4,753,054	5,007,240	(254,186)
Total unrealized depreciation					(490,354)

As of March 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	2,617,410	AUD	4,058,000	4/15/2009	200,947
USD	77,360	CHF	92,000	4/15/2009	3,488
USD	1,568,135	NZD	3,059,000	4/15/2009	175,095
USD	1,732,172	SEK	15,196,000	4/15/2009	116,419
EUR	2,800	USD	3,809	4/20/2009	96
JPY	180,600,000	USD	1,835,086	5/29/2009	12,176
JPY	75,116,600	USD	768,236	6/26/2009	9,595
Total unrealized appreciation					517,816
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	12,972,840	JPY	1,260,759,000	4/15/2009	(233,255)
EUR	409,000	USD	536,723	4/20/2009	(5,614)
Total unrealized depreciation					(238,869)
Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro JPY Japanese Yen NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 237,727,085	$ 409,719
Level 2	191,460,768	278,947
Level 3	693,561	—
Total	$ 429,881,414	$ 688,666
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2009:

Investments in Securities
Balance as of March 31, 2008	$ 1,164,496
Total realized gains (loss)	5,761
Change in unrealized appreciation (depreciation)	(1,100,542)
Amortization premium/discount	417
Net purchases (sales)	623,429
Net transfers in (out) of Level 3	—
Balance as of March 31, 2009	$ 693,561
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2009	$ (1,100,542)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009
Assets
Investments: Investments in securities, at value (cost $450,391,397) — including $27,643,971 of securities loaned	$ 382,250,342
Investment in Daily Assets Fund Institutional (cost $28,246,581)*	28,246,581
Investment in Cash Management QP Trust (cost $19,384,491)	19,384,491
Total investments, at value (cost $498,022,469)	429,881,414
Cash	105,472
Foreign currency, at value (cost $709,058)	713,735
Receivable for investments sold	756,268
Dividends receivable	421,471
Interest receivable	1,490,816
Receivable for Fund shares sold	1,400
Receivable for daily variation margin on open futures contracts	153,098
Foreign taxes recoverable	64,672
Unrealized appreciation on forward foreign currency exchange contracts	517,816
Due from Advisor	22,702
Other assets	40,824
Total assets	434,169,688
Liabilities
Payable for investments purchased	60,434
Payable for Fund shares redeemed	194,818
Payable upon return of securities loaned	28,246,581
Unrealized depreciation on forward foreign currency exchange contracts	238,869
Accrued management fee	296,771
Other accrued expenses and payables	455,036
Total liabilities	29,492,509
Net assets, at value	$ 404,677,179
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (continued)
Net Assets consist of
Accumulated distributions in excess of net investment income	(529,474)
Net unrealized appreciation (depreciation) on: Investments	(68,141,055)
Futures	409,719
Foreign currency	279,443
Accumulated net realized gain (loss)	(223,197,398)
Paid-in capital	695,855,944
Net assets, at value	$ 404,677,179
Net Asset Value
Class S Net Asset Value offering and redemption price per share ($2,816,777 ÷ 451,781 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.23

Institutional Class

Net Asset Value offering and redemption price per share ($401,860,402 ÷ 61,711,745 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.51

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $191,823)	$ 7,402,709
Interest (net of foreign taxes withheld of $16,022)	12,370,950
Interest — Cash Management QP Trust	626,097
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	211,567
Total Income	20,611,323
Expenses: Management fee	3,171,932
Administration fee	540,771
Services to shareholders	832,721
Professional fees	104,928
Trustees' fees and expenses	23,896
Custodian fee	362,330
Reports to shareholders	73,258
Registration fees	37,017
Interest expense	90,890
Other	70,570
Total expenses before expense reductions	5,308,313
Expense reductions	(2,233,422)
Total expenses after expense reductions	3,074,891
Net investment income	17,536,432
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(171,343,323)
Futures	(2,863,131)
Foreign currency	(12,803,668)
Payments by affiliates (see Note H)	22,702
(186,987,420)
Change in net unrealized appreciation (depreciation) on: Investments	(34,274,846)
Futures	(382,104)
Foreign currency	2,172,740
(32,484,210)
Net gain (loss)	(219,471,630)
Net increase (decrease) in net assets resulting from operations	$ (201,935,198)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2009	2008
Operations: Net investment income	$ 17,536,432	$ 22,190,391
Net realized gain (loss)	(186,987,420)	25,684,604
Change in net unrealized appreciation (depreciation)	(32,484,210)	(50,387,549)
Net increase (decrease) in net assets resulting from operations	(201,935,198)	(2,512,554)
Distributions to shareholders from: Net investment income Class S	(96,361)	(186,707)
Institutional Class	(14,118,247)	(31,654,117)
Net realized gains Class S	(62,382)	(697,044)
Institutional Class	(8,205,004)	(105,625,464)
Return of capital: Class S	(40,733)	—
Institutional Class	(5,967,926)	—
Total distributions	(28,490,653)	(138,163,332)
Fund share transactions: Proceeds from shares sold	48,621,820	99,016,462
Reinvestment of distributions	28,489,415	138,155,019
Cost of shares redeemed	(185,258,477)	(118,987,404)
Redemption fees*	—	89,752
Net increase (decrease) in net assets from Fund share transactions	(108,147,242)	118,273,829
Increase (decrease) in net assets	(338,573,093)	(22,402,057)
Net assets at beginning of period	743,250,272	765,652,329
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $529,474 and $5,530,126, respectively)	$ 404,677,179	$ 743,250,272
* Effective April 1, 2008, the Fund no longer imposes the 2% redemption fee on Fund shares acquired on or after that date.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S+ Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.79	$ 11.85	$ 11.30	$ 10.62	$ 10.43
Income (loss) from investment operations: Net investment income[a]	.26	.29	.33	.22	.21
Net realized and unrealized gain (loss)	(3.40)	(.30)	.80	.70	.30
Total from investment operations	(3.14)	(.01)	1.13	.92	.51
Less distributions from: Net investment income	(.20)	(.42)	(.25)	(.24)	(.32)
Net realized gains	(.13)	(1.63)	(.33)	—	—
Return of capital	(.09)	—	—	—	—
Total distributions	(.42)	(2.05)	(.58)	(.24)	(.32)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.23	$ 9.79	$ 11.85	$ 11.30	$ 10.62
Total Return (%)[b]	(33.05)	(.75)	10.16	8.77	4.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	5	31	56
Ratio of expenses before expense reductions (%)	1.08	1.05	.93	1.41	1.33[c]
Ratio of expenses after expense reductions (%)	.82	.87	.71	1.00	1.00[c]
Ratio of net investment income (%)	2.99	2.50	2.67	1.92	1.90
Portfolio turnover rate (%)	242	264	175	108	122[d]
+ On October 23, 2006, Investment Class was renamed Class S.
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[d] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.
* Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Institutional Class Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 12.29	$ 11.74	$ 11.04	$ 10.84
Income (loss) from investment operations: Net investment income[a]	.28	.32	.34	.27	.25
Net realized and unrealized gain (loss)	(3.54)	(.29)	.85	.74	.33
Total from investment operations	(3.26)	.03	1.19	1.01	.58
Less distributions from: Net investment income	(.23)	(.47)	(.31)	(.31)	(.38)
Net realized gains	(.13)	(1.63)	(.33)	—	—
Return of capital	(.09)	—	—	—	—
Total distributions	(.45)	(2.10)	(.64)	(.31)	(.38)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.51	$ 10.22	$ 12.29	$ 11.74	$ 11.04
Total Return (%)[b]	(32.84)	(.40)	10.28	9.19	5.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	402	738	761	726	719
Ratio of expenses before expense reductions (%)	.98	.89	.89	.91	.83[c]
Ratio of expenses after expense reductions (%)	.57	.55	.55	.55	.55[c]
Ratio of net investment income (%)	3.24	2.82	2.83	2.37	2.35
Portfolio turnover rate (%)	242	264	175	108	122[d]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[d] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.
* Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Institutional Class and Class S. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Institutional Class shares have lower ongoing expenses than Class S shares. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund may also enter into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures contracts as an efficient means of managing allocations between assets or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may also utilize futures as part of its global tactical asset allocation overlay strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At March 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $108,377,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($4,331,000), March 31, 2011 ($6,531,000), March 31, 2012 ($1,658,000), March 31, 2013 ($255,000) and March 31, 2017 ($95,602,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2008 through March 31, 2009, the Fund incurred approximately $108,949,000 of net realized capital losses and currency losses of approximately $246,000. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), futures contracts and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2009, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforward	$ (108,377,000)
Net unrealized appreciation (depreciation) on investments	$ (73,860,778)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,
	2009	2008
Distributions from ordinary income*	$ 14,401,959	$ 70,993,246
Distributions from long-term capital gains*	$ 8,080,035	$ 67,170,086
Return of capital	$ 6,008,659	$ —
* For tax purposes, short-term capital gains distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $910,128,756 and $1,015,149,639, respectively. Purchases and sales of US Treasury obligations aggregated $301,206,157 and $293,685,807, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund with respect to the fixed income portion of the Fund's portfolio. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the total operating expenses of Class S at 1.00%.

In addition, the Advisor has voluntarily agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the total operating expenses of Institutional Class at 0.55%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended March 31, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,404,379 ($10,137 and $1,394,242 for Class S and Institutional Class, respectively) and the amount charged aggregated $1,767,553, which was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

In addition, for the year ended March 31, 2009, the Advisor reimbursed $820,961 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2009, the Advisor received an Administration Fee of $540,771, of which $32,874 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2009
Class S	$ 1,966	$ —	$ 494
Institutional Class	312	312	—
	$ 2,278	$ 312	$ 494

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $46,347, of which $13,442 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended March 31, 2009, the Fund paid its allocated portion of the retirement benefit of $3,899 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2009, one or more shareholders individually held greater than 10% of the outstanding shares of the Fund. These shareholders held 70% and 23%, respectively, of the total shares outstanding of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2009, the Fund's custodian fee was reduced by $2,820 and $1,051, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	46,789	$ 384,077	53,768	$ 583,399
Institutional Class	6,611,924	48,237,743	8,558,886	98,433,063
		$ 48,621,820		$ 99,016,462
Shares issued to shareholders in reinvestment of distributions
Class S	24,253	$ 199,476	82,668	$ 883,751
Institutional Class	3,297,625	28,289,939	12,318,040	137,271,268
		$ 28,489,415		$ 138,155,019
Shares redeemed
Class S	(104,736)	$ (805,893)	(84,282)	$ (1,031,482)
Institutional Class	(20,460,940)	(184,452,584)	(10,507,314)	(117,955,922)
		$ (185,258,477)		$ (118,987,404)
Redemption fees		$ —		$ 89,752
Net increase (decrease)
Class S	(33,694)	$ (222,340)	52,154	$ 525,420
Institutional Class	(10,551,391)	(107,924,902)	10,369,612	117,748,409
		$ (108,147,242)		$ 118,273,829

H. Payments by Affiliates

The Advisor has agreed to fully reimburse the Fund for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average daily net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Lifecycle Long Range Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Lifecycle Long Range Fund (the "Fund") at March 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 27, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.13 per share from net long-term capital gains during its year ended March 31, 2009, of which 100% represents 15% rate gains.

For corporate shareholders, 30% of the income dividends paid during the Fund's fiscal year ended March 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $8,460,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also has the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class S	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	23339E 517	23339E 525
Fund Number	812	567

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2009, DWS Lifecycle Long Range Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECYCLE LONG RANGE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$77,525	$0	$0	$0
2008	$68,025	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009